Individual Flexible Payment Variable Annuity (Fee Based)
Issued by The Northwestern Mutual Life Insurance Company and NML Variable Annuity Account A
Prospectus May 1, 2023
This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement Annuities (“IRAs”), Roth IRAs, and Non-Tax Qualified Annuities and Non-Qualified Plans offered to purchasers who pay periodic fees based on assets in lieu of brokerage commissions as compensation for advisory services (Fee-Based Programs). The Contract provides for accumulation of Contract Value through variable and/or a fixed options and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:
Variable Options
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Protection Portfolio
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Balanced Portfolio
- Asset Allocation Portfolio
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP Contrafund® Portfolio
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Growth Strategy Fund
- Equity Growth Strategy Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Fixed Option
- Guaranteed Interest Fund
The Contract and the investment options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees are contingent upon the claims-paying ability of the Company. Some terms of the Contract may differ from the terms of the Contract delivered in another state because of state legal requirements but all material state variations are described in Appendix B.
Please read carefully this prospectus or any accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Purchase Payment(s) or your Contract Value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

The Contract is sold exclusively through financial representatives of Northwestern Mutual's affiliated broker-dealer, who charge an advisory fee for their investment advice or other services. Any advisory fee that is charged by your Investment Professional is in addition to the fees and expenses that apply to your Contract. If you elect to withdraw the advisory fee from your Contract Value, this withdrawal will reduce the death benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans. Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission's staff and is available at www.Investor.gov.
As permitted by regulations adopted by the SEC, paper copies of your underlying portfolios’ shareholder reports are not currently being sent by mail unless you specifically request paper copies of the reports from us. Instead, your portfolio annual and semi-annual reports will be made available on www.nmfundreports.com and you will be notified by mail each time a report is posted and provided with a link to access the report for each Portfolio. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at www.NorthwesternMutual.com/eDelivery. You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios under your Contract.

Glossary of Special Terms
Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:
Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” (“AUV”) means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.
Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant. If the Contract is annuitized under a single life income plan, there will be one Annuitant. If the Contract is annuitized under a joint life income plan, there will be two Joint Annuitants.
Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.
Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.
Beneficiary—A person who receives payments under the Contract pursuant to an Income Plan or upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.
Company—The Northwestern Mutual Life Insurance Company.
Contract—The agreement between you and us described in this variable annuity prospectus. During the accumulation period of the Contract, you may invest money under your Contract and any earnings on your investment will accumulate on a tax-deferred basis. During the annuitization period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.
Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to the Guaranteed Account(s), plus credited interest; less (3) any applicable fees and amounts withdrawn or transferred from the Guaranteed Account(s).
Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.
Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the 1940 Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
Guaranteed Interest Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a one-year term.
Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract generally through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
Investment Professional—Someone you select to provide you with brokerage service or investment advice with respect to amounts you invest under your Contract who either is registered as a broker-dealer under the Securities Exchange Act of 1934 or as an investment adviser under the Investment Advisers Act of 1940 directly (or by association with another person), or who provides such service or advice under an exemption from the Investment Advisers Act of 1940.
Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments must cease and Annuity Payments become payable. The maximum Maturity Date is stated on the specifications page of the Contract and may not be changed.
Northwestern Mutual—The Northwestern Mutual Life Insurance Company.
Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.
Account A (Fee Based) Prospectus
1

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.
Prospectus— The full statutory prospectus for the Contract.
Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.
Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law generally requires be withdrawn from certain tax-qualified annuities each year.
Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.
Summary Prospectus—The summary version of the Contract, which summarizes key information found in the Prospectus for the Contract.
Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.
Account A (Fee Based) Prospectus
2

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawal	If you withdraw amounts or surrender your Contract, you will not be assessed a surrender charge.	Fee and Expense Tables – Contract Fees and Expenses
Transaction Charges	You may be charged for other transactions, such as tax-related charges, as well as charges for expedited delivery or wire transfers.	Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to your Investment Professional from Contract Value or other assets of the owner. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee and Expense Tables – Contract Fees and Expenses, Range of Annual Portfolio Operating Expenses, and Examples
	Annual Fee	Minimum	Maximum
	Base Contract	0.35%[1]	0.75%[1]
	Investment Options (Portfolio company fees and expenses)	0.21%[2]	1.28%[2]
	Optional Benefits Available for an Additional Charge (for single optional benefit if elected)	0.10%[3]	0.40%[3]
1 As a percentage of Separate Account assets. [2] As a percentage of Portfolio assets. [3] As a percentage of the entire benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

LOWEST ANNUAL COST $560[1]	HIGHEST ANNUAL COST $2,656[1]
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract
Classes and Portfolio fees and expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of Contract Classes and
Portfolio fees and expenses
•No sales charges or advisory
fees
•No additional Purchase
Payments, transfers or
withdrawals

[1] The lowest and highest dollar amount of fees that would be assessed, based on the assumptions described in the tabular presentation above, for each of the first 10 Contract years.
Account A (Fee Based) Prospectus
3

RISKS	Cross-Reference(s) to Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	The Investment Options
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Your Contract Value will be reduced if you withdraw money and withdrawals may be subject to income taxes and tax penalties or other unfavorable treatment.
The Contract – Generally
Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) and fixed account options you choose. Each Portfolio
(including any fixed account investment options) will have its own unique risks.
You should review these investment options Portfolios before making an investment decision.

The Investment Options
Insurance Company Risks
Investment in the Contract is subject to the risks related to the depositor
(Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888)
455-2232.
The Company
RESTRICTIONS
Investments
Transfer requests involving the fixed account options are subject to special restrictions, including individual state law restrictions as to availability or amounts. These options are available only during the accumulation phase of your Contract and after your initial investment may be subject to limits on additional amounts, including minimum required investments or maximum limits on total amounts. Transfers out of these fixed options are also subject to specific limitations.

Transfers among Divisions are subject to the Contract’s short-term and excessive trading policies.

Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio for such Portfolio.

The Investment
Options – Fixed
Options and The
Contract –Purchase
Payments Under the
Contract
(Guaranteed
Account Investment
Minimums and
Maximums)
The Investment
Options (Short Term
and Excessive
Trading)
Contract Owner
Services
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits
Optional benefits may be subject to additional charges that may vary by issue age, are not available for all issue ages, must be elected at issue and cannot be added once it is removed or expires.

If you elect to withdraw the advisory fee from your Contract Value, the withdrawal will reduce the death benefit and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract – Death Benefit (Enhanced Death Benefit Examples)
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals (and some distributions)
will generally be subject to ordinary income tax rates, and may be subject to penalties.
Federal Income Taxes
Account A (Fee Based) Prospectus
4

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus
Exchanges
Some financial representatives may have a financial incentive to offer a new
Contract in place of the one you already own. You should only exchange an existing contract if you determine, after comparing the features, fees and risks of both contracts, that it is preferable to purchase the new Contract rather than continue to own an existing contract.
Additional Information –The Distributor

Overview of the Contract
The Contract is an individual flexible payment variable annuity contract, the purpose of which is primarily to provide for the accumulation of value through variable or fixed investment options, through allocations to a variety of Portfolios and/or fixed account options, and payment of annuity benefits on a fixed or variable basis. The Contract is sold for use under a variety of tax-qualified and nontax-qualified plans and may be appropriate if you have a long-term investment horizon. It is not intended for short-term investment and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
During the years when funds are being paid into your Contract, known as the accumulation (savings) phase, the earnings accumulate on a tax-deferred basis. The annuitization (income) period begins when you start receiving a stream of periodic annuity payments under your Contract that begin on the date you select, and all or a portion of such payments will be taxed as ordinary income. Once you annuitize your Contract, your withdrawal rights will depend on the income plan selected. The amount you accumulate under your Contract, including the results of investment performance of your Divisions and interest earned under the fixed options will determine the amount of your monthly Annuity Payments. Additional information about the Portfolios in which the Divisions invest is provided in the Appendix (see “Appendix A: Portfolios Available Under Your Contract).
In addition to the Divisions which vary with the investment experience of the underlying Portfolios, the Contract offers a fixed option (Guaranteed Interest Fund or GIF) that credits interest at a declared rate.
Below are other features and options that the Contract offers.
•
Accessing your money. During the accumulation phase, you may make a withdrawal of your Contract Value or surrender the Contract by submitting a request in writing or by telephone, subject to our administrative procedures.
•
Deduction of Advisory Fee. We will allow you to deduct advisory fees due to your Investment Professional from Contract Value. We limit the gross annual advisory fee to 2.15% of Contract Value. If you elect to withdraw the advisory fee from your Contract Value, this withdrawal will reduce the death benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•
Tax treatment. You may transfer Contract Value among the Divisions and the fixed options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when (1) you make a withdrawal or surrender; (2) you receive an Annuity Payments under the Contract; or (3) upon payment of the death benefit.
•
Standard Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries (1) the Contract Value if an Annuitant dies before the Contract Maturity Date and on or after his or her 75th birthday, or (2) the greater of the Contract Value or Purchase Payments less any adjustment for each withdrawal if an Annuitant dies before the Contract Maturity Date and before his or her 75th birthday. If an Annuitant dies after the Contract Maturity Date or any time after Annuity Payments begin, no death benefit is payable. The Contract has an Enhanced Death Benefit option available for an additional charge.
•
Additional Features and Services. We make certain additional services available under the Contract at no additional charge:
The Automatic Dollar Cost Averaging Plan allows you to transfer a set amount from the Government Money Market Division to other Divisions on a regular schedule. The Portfolio Rebalancing feature automatically rebalances your Contract Value among your selected Divisions in order to restore your allocation to the original level. You may participate only in one of the Automatic Dollar Cost Averaging Plan and Portfolio Rebalancing feature at a time. We also allow automatic transfers or sweeps of interest from the GIF to any combination of the Divisions monthly, quarterly, semi-annually or annually. We do not charge for participation in these features.
The Systematic Withdrawal Plan allows you to set up automatic monthly withdrawals from your Contract Value. We will take any withdrawal under this plan proportionally from your Contract Value in your selected investment options or the investment options you designate subject to certain conditions. We do not charge for participation in this feature.
Account A (Fee Based) Prospectus
5

Fee and Expense Tables
Contract Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. They do not include any advisory fee your Investment Professional may withdraw from Contract Value for his or her services. The fees and expenses do not reflect any advisory fees paid to your Investment Professional from Contract Value or other assets of the owner. If such charges would be reflected, your fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract, or transfer Contract Value between investment options. These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.

Transaction Expenses	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)	N/A	N/A
Maximum Withdrawal Charge for Sales Expenses	N/A	N/A
Transfer Fee	N/A	N/A
Expedited Delivery Charges[1]	$17	$17
Wire Transfer Fee[2]	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges as shown below.
Annual Contract Expenses	Maximum Fee	Current Fee
Administrative Expenses[3]	$30	$30
Base Contract Expenses (as a percentage of Separate Account assets)[4]	0.75%	0.35%
Optional Enhanced Death Benefit Expenses (as a percentage of the entire benefit)[5]	0.40%	0.10%

For express mail delivery with signature required; the express mail delivery charge without signature is $15.

We also charge $15 for wire transfers in connection with withdrawals.

We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future. We will give at least 30 days notice.

We reserve the right to increase the current base contract charges to a maximum annual rate of 0.75%. The expense numbers shown in the tables reflect the maximum base contract charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.

The maximum charge is for issue age (i.e., the age nearest the primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the initial Purchase Payment or the Contract Value.
Account A (Fee Based) Prospectus

Annual Portfolio Operating Expenses
The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found at the back of this document (i.e., Appendix A: Portfolios Available Under Your Contract).
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.28%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.11%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses as of December 31, 2022 charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
For more information about voluntary fee waivers that may be in place, see the “Charges” section.
Example1
The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, and the fees and expenses of the underlying Portfolios. The Example does not include any advisory fee your Investment Professional may withdraw from Contract Value for his or her services. If such charges would be reflected, your fees and expenses would be higher. Because we impose no charges upon surrender or annuitization, your costs will be the same whether you continue to own, surrender, or annuitize the Contract at the end of the period shown. The Example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Example reflects the maximum expenses of the underlying Portfolios (as set forth above) as well as the Optional Enhanced Death Benefit Maximum Charge. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
Contract With the Enhanced Death Benefit
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$2,181	$7,331	$12,748	$27,550
If you annuitize at the end of the applicable time period:	$2,181	$7,331	$12,748	$27,550
If you do not surrender your Contract:	$2,181	$7,331	$12,748	$27,550
1
The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.00% based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2022.
Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Principal Risks
Investment Risk You can lose money by investing in the Contract.
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Your Contract Value will be reduced if you withdraw money and withdrawals may be subject to tax penalties or other unfavorable treatment.
If, in addition, you elect to withdraw the advisory fee from your Contract Value, the deduction will reduce the death benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.
Account A (Fee Based) Prospectus

Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.
Insurance Company Risks Investment in the Contract is subject to the risks related to the Depositor (Northwestern Mutual), and any obligations, guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888) 455-2232.
Cybersecurity & Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Contract due to a disaster or other catastrophe.
The Company
The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $340 billion as of December 31, 2022. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
In addition to your fixed account allocations, General Account assets are used to guarantee the payment of the benefits under the Contract, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
Account A (Fee Based) Prospectus

The Separate Account
We established the NML Variable Annuity Account A (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.
You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.
When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:
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Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.
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Invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased.
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Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.
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Create new separate accounts.
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Combine the Separate Account with any other separate account.
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Transfer the assets and liabilities of the Separate Account to another separate account.
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Transfer cash from time to time between the Company’s General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.
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On behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to Contracts supported by the Separate Account to the Company’s General Account.
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Add, delete, or make changes to the securities and other assets that are held or purchased by the Separate Account.
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Terminate and/or liquidate the Separate Account.
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Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.
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Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.
The Investment Options
The Contract makes available a fixed option and a variety of variable investment options. The Company does not endorse or recommend any particular option nor does it provide asset allocation or investment advice. Additionally, not all of the investment options may be available in the Fee-Based Program under which you hold your Contract. You, together with your Investment Professional, are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed and, because both
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your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed option earn interest for a specified period at a rate we declare from time to time and, together with the interest earned, are guaranteed by, and subject to the claims-paying ability of, the Company.
The Role of Your Investment Professional
Your Investment Professional may provide us with instructions on your behalf involving the investment of Net Purchase Payments and the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed elsewhere in this prospectus.
We are not a party to any agreement you have with your Investment Professional, nor are we responsible for any brokerage service or investment advice your Investment Professional provides to you. Your Investment Professional may be associated with our affiliated registered investment advisor and/or our affiliated limited purpose federal savings bank, and a Contract may only be purchased through such an Investment Professional. Any non-incidental investment advice that your Investment Professional provides to you related to investment option selection or asset allocation within your Contract is pursuant to a separate agreement with an entity qualified to provide such advice, such as our affiliated registered investment advisor (Northwestern Mutual Investment Services, LLC) or our affiliated limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company), and is not provided by the Company. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional. By signing the application for the Contract, (or by executing other documents acceptable to us), you affirm that you understand and agree that instructions you provide your Investment Professional may not be relayed concurrently to us and that we are not liable for any loss or liability that may arise as a result. All instructions we receive from your Investment Professional will be deemed to have been authorized by you and provided on your behalf (not on our behalf), until you either notify us in writing that you have revoked that authority or we receive notice of your death. We may require your Investment Professional to enter into a separate agreement with us relating to communications between us on behalf of all Contract Owners your Investment Professional represents as a condition of accepting his or her instructions. This agreement also may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all contract owners.
Any fee that is charged by your Investment Professional is in addition to the fees and expenses that apply to your Contract described in this prospectus. You may choose to have your advisory fee deducted from Contract Value, but if you do, the advisory fee can only be up to 2.15% of Contract Value. If you choose to have your advisory fee deducted from Contract Value, your advisory fee will be calculated as a percentage of Contract Value and will be deducted on a quarterly basis. By advance written agreement with us, you may authorize your Investment Professional to withdraw amounts from your Contract and the amount to be deducted to pay for his or her fee. If you decide you would no longer like your advisory fee deducted from Contract Value, please contact your Investment Professional to discuss your options. These withdrawals are deducted proportionately from each of your investments. We will send you a confirmation of the withdrawal. Any such withdrawal will have the same tax effect and effect on Contract benefits as any other withdrawal you make from your Contract.
Your Investment Professional must be appointed by us, or associated with a broker-dealer appointed by us, as our authorized agent to sell the Contract.
Variable Options
The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
Subject to any limitations imposed by your Fee-Based Program, you may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio.
There can be no assurance that the Portfolios will realize their objectives. You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this prospectus. Read the prospectus carefully before investing. You can find these documents online at
Account A (Fee Based) Prospectus

www.nmprospectus.com, by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive The Contract makes available both proprietary and non-proprietary Portfolios. The Northwestern Mutual Series Fund, Inc. is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Contract, we consider during the selection process whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Contracts and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Contract may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We consider receipt of these payments when deciding whether to offer a Portfolio.
Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
Transfers Between Divisions Subject to any limitations imposed by your Fee-Based program, the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries and Instructions” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.
We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.
Before the Maturity Date, you may transfer amounts which you have invested in the Guaranteed Interest Fund to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. (See “Fixed Option—The Guaranteed Interest Fund”.)
Account A (Fee Based) Prospectus

Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries) because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners, except to the extent we are prevented from doing so under applicable or federal law or regulations. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Contract year or two round trip transfers are made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Contract year or one round trip transfer is made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. If your Investment Professional provides substantially the same asset allocation or investment advice to a number of Contract Owners whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all Contract Owners. Therefore, we may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse
Account A (Fee Based) Prospectus

effects large transfers may have on the interests of all Contract Owners. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.
Fixed Option—The Guaranteed Interest Fund
During the accumulation phase of your Contract, you may direct all or part of your Purchase Payments to the Guaranteed Interest Fund (“GIF”) for investment on a fixed basis, provided it is available in your state and under your Contract. Your ability to make investments in a Guaranteed Account may be limited by state law. Currently, the GIF is not available in Contracts subject to New York law. To find out if a GIF is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232. The GIF is not available under fee-based programs sponsored by affiliates of the Company. All material state variations are described in Appendix B.
Moving into a Guaranteed Account You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account prior to the Maturity date, subject to restrictions described in the Contract. Subject to limitations described below, you may make additional investments in GIF at any time prior to the Maturity Date of the Contract.
Moving out of a Guaranteed Account Transfers from the GIF to the Separate Account Divisions are subject to certain limits. After a transfer from the GIF, we will allow no further transfers from the GIF for a period of 365 days; in addition, we will allow no further transfers back into the GIF for a period of 90 days. The maximum amount that you may transfer from the GIF in one transfer is the greater of (1) 25% of the amount that you had invested in the GIF as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the GIF. In no event will this maximum transfer amount be less than $1,000 or more than $50,000. These transfer limitations can be illustrated as follows:
Amount of initial deposit into a GIF	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$25,000	$6,250	4 years
$75,000	$18,750	4 years
$100,000	$25,000	4 years
Additional Information In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Amounts you invest in the GIF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, amounts in the GIF do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract may apply to amounts in the GIF. (See “Charges.”) For purposes of allocating and deducting the annual Contract fee, we consider any investment in the GIF as though it were an investment of the same amount in one of the Separate Account Divisions.
Interest is credited and compounded daily on amounts you invest in the GIF at a rate that we declare (“Declared Rate”), in our discretion, for a guaranteed period that we specify (“Guaranteed Period”). The Declared Rate will not be less than a minimum guaranteed annual effective rate of 0.50% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract.
Upon expiration of a Guaranteed Period for GIF, we will apply a new Declared Rate for a new one-year Guaranteed Period.
Account A (Fee Based) Prospectus

Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. To the extent that a Purchase Payment or transfer from a Division of the Separate Account causes the Contract’s interest in the GIF to exceed this maximum limit, we will place the amount of the excess in the Government Money Market Division and it will remain there until you instruct us otherwise.
The Contract
Generally The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. Generally, distributions are subject to tax as ordinary income if you make a withdrawal. The annuitization phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on a Contract owned by a non-natural person will generally be treated as ordinary income subject to annual taxation.
If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.
Free Look If you change your mind about owning this Contract, you can cancel it within ten days after you receive it (or whatever period is required under applicable state law). There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. We will refund the sum of (a) the value of the Accumulation Units of the Separate Account on the effective day of the return plus (b) any amount deducted from the portion of the Purchase Payments applied to the Separate Account. In the event applicable state law requires us to return the greater of your Contract value or your purchase payment, we will do so. All material state variations are described in Appendix B.
Contract Values  The value of your Contract on any Valuation Date is the sum of the following: (i) the value of all your amounts held in the Divisions of the Separate Accounts on that Valuation Date; and (ii) the sum of your amounts allocated to the Guaranteed Interest Fund(s), plus credited interest; less (iii) any applicable fees and amounts withdrawn or transferred from the Guaranteed Account(s). If, for example, the advisory fee is withdrawn from Contract Value, the withdrawal will reduce the Guaranteed Account value. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We will notify you, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000. If you are unable to increase the Contract Value or the total Purchase Payments paid to $2,000 within 30 days after we notify you, we may surrender your Contract for its Contract Value (i.e., with no withdrawal charge) in accordance with applicable state law, provided such surrender does not affect or terminate any other benefits or riders provided or elected under the Contract.
Purchase Payments Under the Contract
Frequency and Amount  A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. The minimum initial Purchase Payment is $50,000. The minimum amount for each subsequent Purchase Payment is $25, although we may accept lower amounts in certain circumstances. We will accept larger Purchase Payments than the minimums, but total Purchase Payments under any Contract may not exceed $5,000,000 without our consent. Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”)
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In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, we may reduce the minimum initial purchase amount from $50,000 to no less than $25,000 provided you agree to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $50,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees. The amount of minimum Purchase Payments may also be reduced in light of certain other requirements of Fee-Based Programs.
Guaranteed Account Investment Minimums and Maximums The Guaranteed Interest Fund is subject to certain investment minimums and maximums in addition to those described above. Without our prior consent, no investment may cause the Accumulation Value of the Guaranteed Interest Fund (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000.
Application of Purchase Payments We credit Net Purchase Payments to the variable and/or fixed investment options as you direct. If we do not have appropriate instructions in good order, we will continue to credit Net Purchase Payments to your Contract according to the allocation instructions then in effect. The application of Purchase Payments to the Guaranteed Interest Fund is subject to special rules (see “The Investment Options—Fixed Option”). We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Divisions; the term “Accumulation Units” describes the value of this interest in the Separate Account.
Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.
Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated. The number of Accumulation Units credited to a Contract is determined by dividing the Net Purchase Payments by the value of the Accumulation Unit on the effective date. This number of Accumulation Units will not be changed by any subsequent change in the dollar value of the Accumulation Units.
We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.
The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.
Account A (Fee Based) Prospectus

Maturity Date Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”) Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).
Access to Your Money
Withdrawals Contract Owners may withdraw some or all of the Accumulation Unit Value of their Contract Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.
Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1 (Period Certain), the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract. If Annuity Payments are being made under variable income plan 2 (Single Life Income with or without Period Certain) and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3 (Joint and Survivor Life Income with Period Certain)), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)
We may accept withdrawal or full surrender requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing or by telephone, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Full surrenders may require a signed form. Withdrawal requests may be submitted on properly completed Northwestern Mutual forms or an electronic order ticket. See “Owner Inquiries and Instructions” for more information. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or earlier, if required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.
Withdrawals are not subject to a surrender charge, including withdrawals of your advisory fee from Contract Value. If you elect to have your advisory fee withdrawn from Contract Value, the withdrawal of your advisory fee will result in the cancellation of Accumulation Units. The withdrawal will have the same tax effect and effect on Contract benefits as any other withdrawal you make from your Contract. For each withdrawal, including withdrawals of your advisory fee from Contract Value, the death benefit and optional enhanced death benefit is reduced proportionally by the percentage of the Contract Value withdrawn. (See "Benefits Available Under the Contract.") This method of calculating reductions could reduce the relevant values significantly, and by substantially more than the actual amount of the withdrawal. The withdrawal may be subject to federal and state income taxes and a 10% federal penalty tax if withdrawals are made before age 59 1/2. (See "Benefits Available Under the Contract.") Given the significant effect such reductions could have on your Contract benefits, you should discuss the impact of withdrawing advisory fees from Contract Value with your Investment Professional prior to making any election.
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
Benefits Provided Under the Contracts
Subject to the restrictions noted below, we will pay the death benefit of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Government Money
Account A (Fee Based) Prospectus

Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender or death benefit from the Government Money Market Division until the Portfolio is liquidated.
Benefits Available Under the Contract
The following table summarizes information about a variety of standard and optional benefits available under the Contract. If applicable, information about the fees associated with a benefit included in the table may be found in the Fees and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Standard Death Benefit	The Contract provides a death benefit to be paid under a lump sum, fixed or variable income plans or continued in force as a new contract for the payee(s)	Standard	No Charge
•Only payable if the Annuitant dies
before the Maturity Date
•Income Plans have their own
payout benefit rules at death (see
below)
•Is reduced proportionately for
withdrawals, including withdrawals
from Contract Value to cover the
advisory fee.
•If payee elects to continue the
contract in force, additional
restrictions may apply

Enhanced Death Benefit	An optional enhanced death benefit is available that allows the Owner to annually “lock in” certain increases in Contract Value	Optional	0.40%[1]
•Not available for all issue ages and
enhanced death benefit
adjustments are limited by the
primary Annuitant’s age
•Must be elected at issue
•Cannot be added once terminated
•There is a charge for this benefit
•Is reduced proportionately for
withdrawals, including withdrawals
from Contract Value to cover the
advisory fee

Income Plans	Annuity Payments and death benefit payments are payable under various income plans on a variable or fixed basis	Standard	No charge[2]
•Plans for Annuity Payments for a
specified period are not available
for Contracts issued after
May 1, 2013
•Variable Income Plans are subject
to some Contract charges (as well
as expenses of the underlying
Portfolios) and are subject to
market risk
•Fixed income plans are funded
through withdrawals from the
Separate Account
•Transfers between Income Plans
are only allowed under limited
circumstances

Account A (Fee Based) Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Fixed Option
The fixed option (Guaranteed
Interest Fund or GIF) is available
during the accumulation phase.
The Declared Rate will not be
less than a minimum guaranteed
annual effective rate of 0.50%
(or a higher rate if required by
applicable state law). The
Declared Rate will be effective
for a Guaranteed Period equal
to the shorter of the following
two periods: (i) the twelve
month period measured from
the end of the month of the
investment’s effective date, or
(ii) the period remaining until
the Maturity Date of the
Contract.
		Standard	No Charge[3]
•Principal and interest rates for fixed
option amounts guaranteed by
Northwestern Mutual are subject to
its claims-paying ability
•Effective rates apply only for
specified Guaranteed Periods, the
terms for which may change at our
discretion and may be limited by
your Contract’s Maturity Date
•Allocations to and from the GIF may
be subject to special restrictions,
such as minimum and maximum
limits on initial and additional
amounts invested and limits on the
timing and amount of transfers out
of these options

Automatic Dollar Cost Averaging	On a periodic basis, automatically transfers a specific amount from the Government Money Market Division into other Divisions you selected	Standard	No charge	•Cannot use with portfolio rebalancing
Systematic Withdrawal Plan	Allows for monthly payments drawn from your investment options during the accumulation phase either proportionately from your investment options or from specific investment options	Standard	No charge	•Proportionate deductions may be limited for amounts in the Guaranteed Interest Fund •Taxes or penalties may apply
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi- annually or annually) to maintain your chosen mix of Divisions	Standard	No charge	•Ordinarily ends upon transfers from applicable Divisions •Cannot use with dollar cost averaging
Interest Sweeps	Automatically transfers interest from the GIF to any combination of Divisions	Standard	No charge	•Minimum Contract Value required for eligibility

1
The annual charge for the Optional Enhanced Death Benefit is expressed as a percentage of the entire benefit and varies by issue age.
2
Variable income plans continue to be assessed Base Contract Charges.
3
Some charges apply to amounts allocated to or withdrawn from the Guaranteed Interest Fund but may be calculated in a manner different than the manner applicable to other amounts.
Death Benefit
How Much is the Death Benefit?  The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)
•
If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday—the Death Benefit will equal the Contract Value (determined as described below).
•
If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans.”)
•
If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:
•
the Contract Value (determined as described immediately below); or
•
the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit and optional enhanced death benefit proportionally by the percentage of the
Account A (Fee Based) Prospectus

Contract Value withdrawn. This method of calculating reductions could reduce the relevant values significantly, and by substantially more than the actual amount of the withdrawal. A return of premium death benefit could be substantially eroded by withdrawals to pay the annual advisory fee, as shown below.)
•
Standard Death Benefit Example: After 10 years, for example, assuming no asset growth and only a 2.15% annual advisory fee, a $100,000 purchase payment may only provide for a $80,465 return of purchase payment death benefit.
•
Enhanced Death Benefit Example: After 10 years, for example, assuming no asset growth, and only a 0.40% annual enhanced death benefit fee and a 2.15% annual advisory fee, a $100,000 purchase payment may provide a $100,000 return of purchase payment death benefit. The surrender value at year 10 may be limited to $76,838.
When is the Death Benefit Determined? In determining the amount of the Death Benefit, the Contract Value is determined as of the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.
Guaranteed Minimum Death Benefit Examples
Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):
	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500
If you elect to have your advisory fee withdrawn from Contract Value, the withdrawal will have the same effect on the death benefit as any other withdrawal you make from your Contract. Given the significant effect such reductions could have on the death benefit, you should discuss the the impact of withdrawing advisory fees from Contract Value with your Investment Professional prior to making any elections.
Example: John Doe was the Owner of a Contract. John dies before the Contract Maturity Date and after his 75th birthday. Upon his death, the Company pays the Contract Value to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract. John dies before the Contract Maturity Date and before his 75th birthday. Upon his death, the Company pays the greater of the Contract Value or Purchase Payments less any adjustments for each withdrawal to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract. John dies after the Contract Maturity Date. Since the Contract has matured, no death benefits are payable through the Contract. If John settled the funds from the Contract to an Income Plan, a death benefit may be payable based on the Income Plan chosen.
An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase
Account A (Fee Based) Prospectus

Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.
Example: John Doe was the Owner of a Contract and had elected to add the optional enhanced death benefit (“EDB”) to his Contract for an additional charge. John dies before the Contract Maturity Date, after one year of owning the Contract and before his 80th birthday. Upon his death, the Company pays the greatest of the Contract Value, Purchase Payments less any adjustments for each withdrawal, or the EDB on the most recent anniversary plus payments and less any adjustments for withdrawals since the prior anniversary to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract and had elected to add the optional enhanced death benefit (“EDB”) to his Contract for an additional charge. John dies before the Contract Maturity Date and after his 80th birthday. Upon his death, the Company pays the greater of the Contract Value or the EDB on the anniversary immediately prior to his 80th birthday plus payments and less any adjustments for withdrawals since that anniversary to his wife Jane, his designated beneficiary.
Enhanced Death Benefit Examples
Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):
Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000
Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account). If you elect to have your advisory fee withdrawn from Contract Value, the withdrawal will have the same effect on the death benefit as any other withdrawal you make from your Contract. Given the significant effect such reductions could have on the death benefit, you should discuss the impact of withdrawing advisory fees from Contract Value with your Investment Professional prior to making any elections.
Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2024–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2025–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2025–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)
How is the Death Benefit Distributed? If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant. As a matter of current practice, the Contract continues in force, subject to limitations under federal and/or state law. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Government Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.
If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.
Account A (Fee Based) Prospectus

If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may elect to:
•
continue the Contract (as described above),
•
receive the Death Benefit under an Income Plan, subject to limitations under federal and/or state law, or
•
receive the Death Benefit as a lump sum check.
In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check. Generally, amounts distributed as the Death Benefit are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.
Income Plans
Generally If you decide to begin receiving Annuity Payments from your Contract, you may choose either: (1) monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or (2) monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed income plans, we will continue to assess Base Contract Charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Income Plan be invested. Fixed income plans describe in the Contract or otherwise offered by the Company include income plans with a guaranteed income amount or income amount that changes annually based on the company’s declared rate. If you select a fixed income plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. Amounts transferred to our General Account would also include the value of any amounts allocated to any GIF, plus credited interest, less any withdrawals you have made.
A variable income plan means that the amount representing the actuarial liability under the variable income plan will continue to be invested in one or more of the investment choices you select. Transfers made between investment options during pay-out cannot: (1) exceed 12 transfers per year, (2) transfer into and then out of the same fund within 14 days, if the transfer is $10,000 or more, and (3) transfer into and then out of the same fund within 30 days, if the transfer is in excess of 1% of the underlying fund’s total assets. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. If you select a fixed income plan, the Fee-Based Program under which you hold your Contract will automatically terminate when the withdrawal value of your Contract is transferred to our General Account. You should check with your Investment Professional about the status of your Fee-Based Program if you select a variable income plan. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”
The annuitization period begins when you start receiving a stream of periodic annuity payments under your Contract on the date you select. For Income Plans, the earliest possible annuity commencement date is immediately after we issue your Contract. The latest possible annuity commencement date is the Maturity Date (i.e., the date you must annuitize or take the lump sum). Under Contracts currently offered, on the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a variable income plan, any amounts in a Guaranteed Account will be transferred to the Government Money Market Portfolio unless you instruct us otherwise.
Example: John Doe was the Owner of a Contract and had elected a single life income plan for a ten-year certain period. John dies before the ten-year certain period is over and his wife Jane, his beneficiary, continues to receive income payments for the remainder of the certain period. After the ten-year certain period, no income payments are payable to Jane, his beneficiary.
Description of Variable Income Plans The following variable income plans are available:
Account A (Fee Based) Prospectus

1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).
2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period). An annuity payable monthly until the payee’s death, or until the expiration of a selected period certain, whichever is later. You may select a period certain of either 10 or 20 years, or you may choose a plan with no period certain. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary. Where no period certain was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period). An annuity payable monthly for a period certain of 10 years and thereafter during the joint lifetime of two Joint Annuitants. On the death of either Joint Annuitant, payments continue for the remainder of the 10 years period certain or the remaining lifetime of the survivor, whichever is longer.
We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans. Amounts (or portions thereof) payable under a variable income plan with a period certain may be redeemed after we have a request for redemption in good order at the Home Office. Where no period certain was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first Annuity Payment under the new plan on the basis of the particular plan selected, the Annuity Payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. If you are in an Income Plan involving a life contingency (i.e., Plans 2 or 3), you will not be able to withdraw any Contract Value after the annuity commencement date. We will not permit a transfer to an Income Plan that involves a different life contingency. Income Plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.
Amount of Annuity Payments We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be lower if the variable income plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.
Assumed Investment Rate The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 ½%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.
Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.
Additional Features and Services
Automatic Dollar-Cost Averaging The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically
Account A (Fee Based) Prospectus

transferring, on a monthly, quarterly, semiannual, or annual basis, specified dollar amounts from the Government Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Government Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.
Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your financial representative before deciding whether to elect dollar cost averaging.
Systematic Withdrawal Privilege You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate except that proportionate deductions are not made from a multi-year Guaranteed Account unless amounts in the other investment options are insufficient to cover the requested withdrawal. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. You may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.
Portfolio Rebalancing To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.
Only contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options. A program of regular investing cannot assure a profit or protect against loss in a declining market.
Interest Sweeps  If you select this service we will automatically sweep or transfer interest from the GIF to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.
Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the investment Divisions do not apply to interest sweeps.
Charges
We will make the following deductions:
Base Contract Charges
Nature and Amount of the Charges When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.
The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Separate Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%.
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Other Expense Risks The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.
Contract Fee On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to a Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. We will apply the charge for the Contract Fee by reducing the number of Accumulation Units credited to your Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Separate Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments, less withdrawals, equal or exceed $25,000. We reserve the right to change this practice in the future. We will give prior notice.
Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in proportion to the amounts you have invested.
Premium Taxes The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes generally range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.
Portfolio Expenses and Charges The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the mutual fund prospectuses.
For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2022 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.11%.
Expedited Delivery Charge When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service at your request) and $15 for a wire transfer.
Federal Income Taxes
Qualified and Non-Tax Qualified Plans
We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:
1.
Individual retirement annuities pursuant to the provisions of Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), including a traditional IRA established under Section 408(b).
2.
Roth IRAs pursuant to the provisions of Section 408A of the Code.
We also offer the Contract for use in non tax-qualified situations (i.e., contributions are not tax deductible).
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Contribution Limitations and General Requirements Applicable to Contract
Traditional IRA If an individual has earned income, the individual and the individual’s spouse, as defined under federal tax law, are each permitted to make a maximum contribution of $6,500 for 2023 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Annual contributions are generally deductible unless the Owner or the Owner’s spouse, as defined under federal tax law, is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $73,000—$83,000 for single filers and between $116,000—$136,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $218,000—$228,000 (indexed for joint filers). Federal income tax refunds can be deposited directly into an IRA, subject to the contribution limits.
The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse, as defined under federal tax law, can also roll over the deceased Owner’s IRA, tax deferred annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs. A nonspouse beneficiary also can roll over the deceased owner’s IRA, tax-deferred annuity or qualified plan to an inherited IRA in a trustee-to-trustee transfer, subject to the after death required minimum distribution rules. In addition, certain declared federal disaster relief or military service provisions may supplement this information.
An IRA is nonforfeitable and generally cannot be transferred.
Roth IRA If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $6,500 for 2023 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $138,000 and $153,000 for single filers, between $218,000 and $228,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.
An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan), and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.
Non-Tax Qualified Contract There are no federal tax limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or as substantially periodic payments over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse, as defined under federal tax law, is not subject to any distribution requirements.
Taxation of Contract Benefits  For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code. If, for example, you elect to withdraw your advisory fee from Contract Value, the advisory fee may be taxable as ordinary income.
IRAs As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.
Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains the “applicable age”, a 25% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts, but is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS (See “Minimum Distribution Requirements.”) With certain limited exceptions, benefits from individual retirement annuity contracts are subject to the tax-free roll-over provisions of the Code.
A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction disqualifies the individual retirement annuity and results in taxable income equal to the Contract Value.
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Roth IRAs Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59½, or a distribution made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase (up to the specified limit). A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.
A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.
A regular contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.
Nonqualified Contracts If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a variable income plan or fixed income plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.
For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property. You should consult a tax advisor about the impact of this new tax on distributions from your contract/policy.
One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 6 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.
Premature Withdrawals A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, death, after age 59½ and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed herein. You should consult a tax adviser with regard to exceptions from the penalty tax.
Minimum Distribution Requirements All of the Contracts are required to satisfy some form of minimum distribution requirement. A 25% excise tax is imposed on the amount of the required distribution that should have been taken but was not but is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS (except under nonqualified Contracts).
1. IRAs: As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.
The Owner must take the first required distribution no later than the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger. Where the beneficiary is the Owner’s spouse and the spouse is more than ten years
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younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains the “applicable age”. If the Owner attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of three main rules: (1) the life expectancy rule, (2) the ten year rule, or (3) the five year rule. These rules apply to deaths occurring on or after January 1, 2020.
(1) Life Expectancy Rule: An eligible designated beneficiary may take distributions based on the beneficiary’s life or life expectancy. An eligible designated beneficiary is the surviving spouse of the Owner, a child of the Owner who is under the age of majority, a disabled or chronically ill beneficiary, or any other person who is not more than ten years younger than the Owner. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)
(2) Ten Year Rule: A designated beneficiary who is not an eligible designated beneficiary is required to draw down the entire inherited interest within ten years of the Owner’s death. This applies whether or not the decedent had begun RMDs prior to the Owner’s death.
(3) Five Year Rule: A beneficiary who is not either an eligible designated beneficiary or a designated beneficiary, as defined by federal tax law, may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.
If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.
2. Spousal Exceptions: If the designated beneficiary is the Owner’s spouse, as defined under federal tax law, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date. Alternatively, if the spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained the “applicable age”.
3. Non-spouse Transfers: A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.
4. Roth IRAs: The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.
5. Nonqualified Contracts: The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the beneficiary, other than a spousal beneficiary, is required to take minimum distributions pursuant to Section 72 of the Code after the death of the Owner.
Upon the death of the Owner, the Owner’s non-spouse beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.
(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence within 12 months of the Owner’s death.
(2) Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distributions no later than 60 months after the Owner’s death.
A surviving spouse, as defined under federal tax law, is not required by the federal tax law to take any distributions during his or her lifetime and may extend deferral by electing a spousal exchange.
Taxation of Northwestern Mutual
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Charges.”)
Other Considerations
You should understand that the tax rules for annuities are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no
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guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.
Contract Owner Services
While the following services are generally available under the Contract, not all of them may be available to Owners of Contracts held in the Fee-Based Program in which you participate. For more information, contact your Investment Professional.
Electronic Funds Transfer (“EFT”) Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.
A program of regular investing cannot assure a profit or protect against loss in a declining market.
Automatic Required Minimum Distributions (“RMD”) For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn the "applicable age". If you attain (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.
Owner Inquiries and Instructions Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website (www.northwesternmutual.com) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Contract Owners may also set up certain electronic payments, transfer invested assets among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.
The submission of transfer or withdrawal instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.
Householding To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.
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Additional Information
The Distributor  We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.
Although NMIS does not receive commissions on the sales of Contracts, it does receive fees for investment advice and other services provided to Contract Owners. The fees are based in part on the value of Contract assets held for their benefit by NMIS. The Contracts are offered to purchasers who pay periodic asset-based fees to an affiliated investment adviser such as NMIS (which is also a registered investment adviser) or our limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company (“NMWMC”)) for providing investment advice and other services to Owners. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. The individual NMIS or NMWMC Representative who recommends the Northwestern Mutual Signature Annuities advisory program to a client will receive a portion of the asset-based fee paid by the client. The amount of the compensation that a NMIS or NMWMC Representative may receive for recommending the Signature Annuities program may be more than what the individual would receive if the client paid separately for investment advice, brokerage, and other services.
NMIS and the Northwestern Mutual Wealth Management Company (“NMWMC”) use a system referred to as a “grid” for paying registered representatives commissions and fees for the sale or servicing of other investments such as mutual funds in brokerage accounts or advisory accounts. The higher level of overall commissions or fees for investments that your registered representative is responsible for generating, the higher percentage of commissions or fees they receive, which in turn lowers the percentage of fees or commissions retained by NMIS or NMWMC; those breakpoints and percentages are what is referred to as the grid. The grid payout percentages range between 35% and 95% payable to the registered representative, depending on the level of sales or fees generated by that registered representative during the previous year. Therefore, a registered representative’s current year grid level is set based on the registered representative’s previous year’s sales production. Sales of Contracts count towards sales production used to measure grid placement, even though commissions for Contracts are not paid out through the grid. The ability to improve grid placement in the following year provides an incentive for your registered representative to sell the Contract.
Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts help registered representatives and/or their managers qualify for such compensation and benefits.
Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.
Dividends This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.
Account A (Fee Based) Prospectus

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
Voting Rights As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under variable income plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plans, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received, as well as shares of the fund that the insurer itself owns, in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Contract Owners.
Internal Annuity Exchanges As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.
Amounts exchanged from a front-load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge, although we may allow such exchanges when there are no applicable withdrawal charges on the Contract being exchanged. Fixed annuity contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the fixed annuity contract.
It is our current practice not to allow exchanges from a Contract to a back-load variable annuity contract or a front-load variable annuity contract.
Speculative Investing Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Abandoned Property Requirements Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.
Legal Proceedings Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
Account A (Fee Based) Prospectus

Appendix A—Portfolios Available under Your Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. In addition to the Portfolios listed below, the Contract also offers fixed options (see “Other Benefits Available Under the Contract - Fixed Options” above), subject to restrictions, which can earn interest for specified periods at declared rates.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc	0.43%	-38.70%	4.86%	9.75%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.62%[1]	-27.83%	7.95%	12.77%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.44%[1]	-18.88%	8.95%	10.81%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/Fiduciary Management, Inc.	0.74%[1]	-13.78%	5.99%	10.06%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.20%[1]	-18.28%	9.20%	12.32%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	-0.34%	7.95%	10.36%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	-2.99%	7.08%	10.87%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	-3.22%	7.16%	9.81%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.53%[1]	-23.77%	5.35%	8.00%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.25%[1]	-13.26%	6.44%	10.49%
Long-term growth of capital; current incomes is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	-1.15%	6.88%	11.17%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	-28.49%	3.55%	9.40%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.28%	-16.37%	5.51%	10.42%
Account A (Fee Based) Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 year
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc.	0.91%[1]	-18.53%	3.77%	8.30%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.62%	-23.13%	4.67%	5.90%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.75%[1]	-17.16%	3.13%	4.96%
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.69%	-6.83%	-1.94%	2.13%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.90%[1]	-25.28%	-1.21%	0.24%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%[1]	1.36%	1.03%	0.60%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.38%	-4.52%	1.03%	0.98%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.32%[1]	-13.33%	0.16%	1.11%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.98%[1]	-29.53%	-2.80%	0.04%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Protection Portfolio[2]	MSA/American Century Investment Management, Inc.	0.55%[1]	-12.96%	1.54%	0.79%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.45%	-11.33%	2.18%	3.72%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.72%[1]	-15.39%	0.20%	1.91%
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	Balanced Portfolio[2]	MSA	0.50%[1]	-14.14%	3.41%	5.25%
Realize as high a level of total return as is consistent with reasonable investment risk	Asset Allocation Portfolio[2]	MSA	0.58%[1]	-14.83%	4.21%	6.40%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[2]	Fidelity Management & Research Company LLC (FMR)[4]	0.61%	-14.74%	5.95%	9.96%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[2]	Fidelity Management & Research Company/FMR Co., Inc.[4]	0.60%	-26.31%	8.66%	11.43%
Account A (Fee Based) Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolios’s environmental, social and governance criteria	Sustainable Equity Portfolio[2]	Neuberger Berman Investment Advisers LLC	0.93%	-18.45%	7.40%	10.89%
Long-term growth of capital	U.S. Strategic Equity Fund[6]	Russell Investment Management LLC (RIM)[7]	0.96%	-20.86%	6.79%	10.79%
Long-term growth of capital	U.S. Small Cap Equity Fund[6]	RIM[7]	1.11%[1]	-15.96%	5.24%	8.85%
Current income and long- term growth of capital	Global Real Estate Securities Fund[6]	RIM[7]	0.91%	-26.77%	0.26%	3.36%
Long-term growth of capital	International Developed Markets Fund[6]	RIM[7]	1.03%[1]	-13.04%	0.96%	4.43%
Provide total return	Strategic Bond Fund[6]	RIM[7]	0.67%	-14.28%	-0.23%	0.94%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[6]	RIM[7]	0.83%[1]	-15.65%	0.77%	3.08%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[6]	RIM[7]	0.91%[1]	-16.35%	2.01%	4.48%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Growth Strategy Fund[6]	RIM[7]	0.97%[1]	-17.20%	2.99%	5.57%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund[6]	RIM[7]	0.99%[1]	-17.68%	3.00%	6.05%
Total return	Commodity Return Strategy Portfolio – Class 2[8]	Credit Suisse Asset Management, LLC	0.77%	16.34%	N/A	N/A
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which MSA, our wholly-owned company, serves as investment adviser.
3
The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
4
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
5
A series of Neuberger Berman Advisers Management Trust.
6
A series of Russell Investment Funds.
7
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
8
A series of Credit Suisse Trust.
Account A (Fee Based) Prospectus

Appendix B—State Variations
This Appendix contains important state-specific variations for Contracts issued in the states as noted below. The prospectus provides a general description of the Contract (and any endorsements) but your state of issue may provide different features from, and impose different costs than, those described in the body of the prospectus. Please see your Contract for specific details.
State	Policy Feature/Benefit/Cost	Variation
Alabama	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Alaska	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Arizona	Right to Return	If the Contract is replacing an existing annuity contract, or if the Owner is sixty-five (65) years of age or older on the issue date, it may be returned within thirty (30) days after it was received.
California	Right to Return	If the Owner is sixty (60) years of age or older on the issue date, the Contract may be returned within thirty (30) days after it was received.
Colorado	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Connecticut	Right to Return	The amount of the refund will be the amount of the Purchase Payments paid.
Florida	Right to Return
The Contract may be returned within twenty-one (21) days after it was received. The amount of the refund will be the cash surrender value provided in the Contract plus any fees or charges deducted from the premiums.

Maturity Benefit
The Maturity Date may be changed upon request. The Contract may be annuitized at any time after twelve (12) months following the issue date.
The latest Maturity Date is the Contract anniversary nearest the
Annuitant’s 98th birthday.

	Deferment of Benefit Payments	If payment of contract values of the Separate Account Divisions is deferred, interest will be paid at an annual effective interest rate in accordance with Florida law.
Georgia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Hawaii	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Idaho	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Illinois	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Indiana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Iowa	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Kentucky	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Louisiana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Maine	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Account A (Fee Based) Prospectus

Maryland	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Massachusetts	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Michigan	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Minnesota	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Mississippi	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Missouri	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Montana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Nebraska	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Nevada	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New Hampshire	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New Jersey	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New Mexico	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New York	Guaranteed Accounts	The Guaranteed Interest Fund is not available for investment.
	Maturity Benefit	The latest Maturity Date is the contract anniversary nearest the Annuitant’s 98th birthday.
	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Termination of Contract
The Company may terminate the Contract and pay the Owner the
Accumulation Value of the Contract with no further obligations if, prior to the Maturity Date, no Purchase Payments have been paid for three (3)
full years and both the Accumulation Value of the Contract and the total
Purchase Payments paid (less withdrawals) are each less than the minimum Accumulation Value required.

North Carolina	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
North Dakota	Right to Return	The Contract may be returned within twenty (20) days after it was received.
Ohio	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Oklahoma	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Oregon	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Account A (Fee Based) Prospectus

Pennsylvania	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Rhode Island	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
South Carolina	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
South Dakota	Incontestability	While the Contract is contestable, the Company may rescind the Contract or deny a claim under the Disability Waiver of Purchase Payment Benefit on the basis of a misstatement in the application.
Tennessee	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Texas	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Utah	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Vermont	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Virginia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Washington	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
West Virginia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Wisconsin	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Wyoming	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Account A (Fee Based) Prospectus

Additional Information
Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.nmprospectus.com. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will notify you by mail that reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest are available online. More information about the Contract and NML Variable Annuity Account A (the “Separate Account”) is included in the SAI dated May 1, 2023. The SAI is incorporated by reference in this prospectus and is available free of charge at www.nmprospectus.com.
To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You can also request a copy of the SAI by calling us at (866) 910-1232 free of charge.
Information about the Separate Account (including the SAI) is available on the SEC’s internet site at www.sec.gov, or may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier: C000034305
Account A (Fee Based) Prospectus

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
Individual Flexible Payment Variable Annuity (Fee Based)
An individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement Annuities (“IRAs”), Roth IRAs and Non-Tax Qualified Annuities and Non Qualified Plans offered to purchasers who pay periodic fees for brokerage/advisory services instead of sales charges.
Issued by The Northwestern Mutual Life Insurance Company
and
NML Variable Annuity Account A

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACT
Northwestern Mutual Investment Services, LLC (“NMIS”) is the distributor of the Contract and is considered the principal underwriter of the Contract. NMIS is a wholly-owned company of Northwestern Mutual. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The offering is continuous.
DETERMINATION OF ANNUITY PAYMENTS
The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; and “Deductions.”
Amount of Annuity Payments The amount of the first annuity payment under a variable Income Plan will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Income Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 2012 Individual Annuity Mortality Period Table with 125% of Projection Scale G2, a 5.00% load, and an age adjustment. For currently-issued contracts (“RR series”), the Company may offer higher initial payment rates.
Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of an Income Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.
The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.
Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.
The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.
(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$4.90
(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$245.00
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	163.33
The $50,000 value at maturity provides a first payment from the Balanced Division of $245.00, and payments thereafter of the varying dollar value of 163.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 163.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 163.33 multiplied by $1.501000, or $245.16.
However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to$1.499000 the succeeding monthly payment would then be 163.33 X $1.499000, or $244.83.
For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.
VALUATION OF ASSETS OF THE ACCOUNT
The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.
TRANSFERABILITY RESTRICTIONS
Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code of 1986, as amended, cannot be transferred except in limited circumstances involving divorce.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, and the financial statements of NML Variable Annuity Account A as of December 31, 2022 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2022

Northwestern Mutual Variable Annuity Account A

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Contract Owners of NML Variable Annuity Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of NML Variable Annuity Account A indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of NML Variable Annuity Account A as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of NML Variable Annuity Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of NML Variable Annuity Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2023

We have served as the auditor of one or more of the divisions of NML Variable Annuity Account A since 1968.

Northwestern Mutual Variable Annuity Account A

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

		Focused	Large Cap
	Growth Stock	Appreciation	Core Stock	Large Cap	Index 500
	Division	Division	Division	Blend Division	Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$13,446	$29,160	$7,157	$1,939	$139,442
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	14
Total Assets	13,446	29,160	7,157	1,939	139,456

Liabilities:
Due to Northwestern Mutual Life Insurance Company	3	-	2	-	-
Due to Participants	-	13	-	-	284
Total Liabilities	3	13	2	-	284

Total Net Assets	$13,443	$29,147	$7,155	$1,939	$139,172

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$69	$72	$25	$30	$3,389
Annuity Reserves	1	1	1	-	125
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	2,174	2,167	1,241	458	16,530
Annuity Reserves	56	39	25	-	206
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	41	14	95	-	544
Annuity Reserves	3	-	4	-	24
Back Load Version
Accumulation Units (5)	1,274	904	975	39	7,015
Annuity Reserves	-	-	-	-	2
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	41	458	386	28	2,434
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	491	1,233	304	208	3,877
Class B Accumulation Units (8)	331	851	282	122	2,792
Annuity Reserves	-	-	-	14	7
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	8,941	23,083	3,799	1,040	100,740
Annuity Reserves	21	325	18	-	1,487
Total Net Assets	$13,443	$29,147	$7,155	$1,939	$139,172

(1) Investments, at cost	$20,271	$34,036	$8,171	$2,157	$120,277
Mutual Fund Shares Held	6,581	10,709	4,963	1,794	21,856
(2) Accumulation Unit Value	$7.523019	$6.761591	$6.575281	$2.123940	$16.675940
Units Outstanding	9	11	4	14	203
(3) Accumulation Unit Value	$6.517806	$6.127912	$5.696639	$1.963739	$14.205539
Units Outstanding	334	354	218	233	1,164
(4) Accumulation Unit Value	$7.618611	$7.238978	$6.656607	$2.242690	$11.201624
Units Outstanding	5	2	14	-	49
(5) Accumulation Unit Value	$6.517806	$6.127912	$5.696639	$1.963739	$14.205539
Units Outstanding	196	148	171	20	494
(6) Accumulation Unit Value	$2.428621	$7.099813	$2.564969	$2.208300	$3.426023
Units Outstanding	17	64	150	13	710
(7) Accumulation Unit Value	$2.428621	$7.099813	$2.564969	$2.208300	$3.426023
Units Outstanding	202	174	118	94	1,132
(8) Accumulation Unit Value	$6.517806	$6.127912	$5.696639	$1.963739	$14.205539
Units Outstanding	51	139	50	62	197
(9) Accumulation Unit Value	$2.560293	$7.312168	$2.814643	$2.260679	$3.643517
Units Outstanding	3,492	3,157	1,350	461	27,649

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

	Large			Mid Cap
	Company	Domestic	Equity Income	Growth Stock	Index 400
	Value Division	Equity Division	Division	Division	Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$10,324	$36,984	$39,328	$17,555	$43,670
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	-	3
Total Assets	10,325	36,984	39,328	17,555	43,673

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	2	2	-
Due to Participants	-	120	19	-	82
Total Liabilities	-	120	21	2	82

Total Net Assets	$10,325	$36,864	$39,307	$17,553	$43,591

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$36	$39	$64	$100	$81
Annuity Reserves	1	1	1	2	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	797	2,476	2,183	7,751	3,665
Annuity Reserves	-	26	49	46	108
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	29	234	7	149	109
Annuity Reserves	-	-	-	19	25
Back Load Version
Accumulation Units (5)	110	1,015	326	3,330	1,190
Annuity Reserves	-	-	-	2	2
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	247	417	544	73	694
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	288	1,533	1,344	465	1,236
Class B Accumulation Units (8)	272	1,176	652	207	1,107
Annuity Reserves	-	-	-	2	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	8,408	29,671	33,752	5,397	35,043
Annuity Reserves	137	276	385	10	331
Total Net Assets	$10,325	$36,864	$39,307	$17,553	$43,591

(1) Investments, at cost	$10,927	$37,081	$38,887	$21,227	$43,963
Mutual Fund Shares Held	11,185	22,676	23,271	6,473	22,156
(2) Accumulation Unit Value	$2.227288	$3.596359	$4.300062	$13.530376	$6.794339
Units Outstanding	16	11	15	7	12
(3) Accumulation Unit Value	$2.059162	$3.230972	$3.897129	$11.525280	$6.035376
Units Outstanding	387	766	560	673	607
(4) Accumulation Unit Value	$2.351842	$3.873903	$4.603699	$6.894068	$7.375857
Units Outstanding	12	61	1	22	15
(5) Accumulation Unit Value	$2.059162	$3.230972	$3.897129	$11.525280	$6.035376
Units Outstanding	53	314	84	289	197
(6) Accumulation Unit Value	$2.315632	$3.792943	$4.515336	$2.161291	$5.689587
Units Outstanding	107	110	120	34	122
(7) Accumulation Unit Value	$2.315632	$3.792943	$4.515336	$2.161291	$5.689587
Units Outstanding	125	404	298	215	217
(8) Accumulation Unit Value	$2.059162	$3.230972	$3.897129	$11.525280	$6.035376
Units Outstanding	132	364	167	18	183
(9) Accumulation Unit Value	$2.370702	$3.916578	$4.650331	$2.274906	$6.052460
Units Outstanding	3,547	7,575	7,258	2,373	5,789

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$22,573	$9,546	$21,225	$12,161	$38,157
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	1	2	1	-
Total Assets	22,573	9,547	21,227	12,162	38,157

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	-	-	3
Due to Participants	70	23	23	8	89
Total Liabilities	71	23	23	8	92

Total Net Assets	$22,502	$9,524	$21,204	$12,154	$38,065

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$36	$45	$31	$88	$24
Annuity Reserves	-	1	-	-	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,185	1,770	1,174	1,138	1,903
Annuity Reserves	15	39	7	6	39
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	98	34	35	9	56
Annuity Reserves	-	-	-	-	-
Back Load Version
Accumulation Units (5)	467	988	368	296	525
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	296	208	329	251	767
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	705	643	438	1,166	818
Class B Accumulation Units (8)	767	367	639	563	771
Annuity Reserves	13	-	-	10	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	18,735	5,395	18,051	8,443	32,959
Annuity Reserves	185	34	132	184	202
Total Net Assets	$22,502	$9,524	$21,204	$12,154	$38,065

(1) Investments, at cost	$22,544	$13,035	$21,438	$13,810	$39,141
Mutual Fund Shares Held	13,764	5,040	15,270	6,715	23,467
(2) Accumulation Unit Value	$5.268895	$6.494129	$2.853045	$4.887773	$2.588914
Units Outstanding	7	7	11	18	9
(3) Accumulation Unit Value	$4.775155	$5.768661	$2.637754	$4.390979	$2.325847
Units Outstanding	248	307	445	259	818
(4) Accumulation Unit Value	$5.640934	$7.050206	$3.012523	$5.264714	$2.788623
Units Outstanding	17	5	12	2	20
(5) Accumulation Unit Value	$4.775155	$5.768661	$2.637754	$4.390979	$2.325847
Units Outstanding	98	171	139	67	226
(6) Accumulation Unit Value	$5.532676	$3.162581	$2.966356	$5.154596	$2.730393
Units Outstanding	54	66	111	49	281
(7) Accumulation Unit Value	$5.532676	$3.162581	$2.966356	$5.154596	$2.730393
Units Outstanding	127	203	148	226	300
(8) Accumulation Unit Value	$4.775155	$5.768661	$2.637754	$4.390979	$2.325847
Units Outstanding	161	64	242	128	332
(9) Accumulation Unit Value	$5.697952	$3.182585	$3.036819	$5.322620	$2.819373
Units Outstanding	3,288	1,695	5,945	1,586	11,690

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$40,475	$73,424	$58,244	$31,475	$47,343
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	6	2	38	-
Total Assets	40,475	73,430	58,246	31,513	47,343

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	-	-	-	3
Due to Participants	132	98	132	38	28
Total Liabilities	134	98	132	38	31

Total Net Assets	$40,341	$73,332	$58,114	$31,475	$47,312

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$29	$92	$37	$109	$26
Annuity Reserves	1	1	1	-	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,048	5,275	1,917	2,410	3,424
Annuity Reserves	12	74	13	23	15
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	57	233	65	4	42
Annuity Reserves	-	3	-	-	-
Back Load Version
Accumulation Units (5)	610	1,661	604	581	236
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	542	890	552	342	175
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	665	1,708	652	1,066	747
Class B Accumulation Units (8)	753	1,233	775	596	330
Annuity Reserves	-	4	-	3	41
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	36,125	61,666	52,946	26,145	41,883
Annuity Reserves	499	492	552	196	393
Total Net Assets	$40,341	$73,332	$58,114	$31,475	$47,312

(1) Investments, at cost	$41,634	$82,242	$64,108	$31,475	$49,999
Mutual Fund Shares Held	41,133	52,408	65,150	31,475	47,822
(2) Accumulation Unit Value	$1.327878	$4.424666	$1.035077	$3.369718	$1.183491
Units Outstanding	22	21	35	32	22
(3) Accumulation Unit Value	$1.227614	$3.814274	$0.957001	$2.745004	$1.094508
Units Outstanding	853	1,383	2,003	878	3,128
(4) Accumulation Unit Value	$1.402083	$3.962663	$1.093010	$1.664828	$1.249991
Units Outstanding	40	59	60	2	33
(5) Accumulation Unit Value	$1.227614	$3.814274	$0.957001	$2.745004	$1.094508
Units Outstanding	497	436	631	212	216
(6) Accumulation Unit Value	$1.380623	$1.989081	$1.076210	$1.276241	$1.230914
Units Outstanding	392	448	513	268	142
(7) Accumulation Unit Value	$1.380623	$1.989081	$1.076210	$1.276241	$1.230914
Units Outstanding	482	859	606	836	607
(8) Accumulation Unit Value	$1.227614	$3.814274	$0.957001	$2.745004	$1.094508
Units Outstanding	613	323	810	217	302
(9) Accumulation Unit Value	$1.413453	$2.016624	$1.101801	$1.302115	$1.260105
Units Outstanding	25,560	30,579	48,053	20,080	33,237

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$127,404	$11,033	$37,442	$44,205	$93,452
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	127,404	11,033	37,442	44,205	93,452

Liabilities:
Due to Northwestern Mutual Life Insurance Company	11	-	7	2	7
Due to Participants	220	-	58	49	119
Total Liabilities	231	-	65	51	126

Total Net Assets	$127,173	$11,033	$37,377	$44,154	$93,326

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$442	$17	$123	$59	$76
Annuity Reserves	2	1	-	-	2
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	6,643	395	1,271	1,597	3,073
Annuity Reserves	166	23	9	25	30
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	424	11	49	227	406
Annuity Reserves	2	-	-	2	-
Back Load Version
Accumulation Units (5)	1,552	64	454	403	928
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	1,381	184	390	354	762
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	2,889	183	437	585	853
Class B Accumulation Units (8)	1,869	133	370	493	845
Annuity Reserves	27	-	19	-	11
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	109,694	10,009	33,788	39,808	85,559
Annuity Reserves	2,082	13	467	601	781
Total Net Assets	$127,173	$11,033	$37,377	$44,154	$93,326

(1) Investments, at cost	$151,372	$18,196	$41,195	$51,169	$110,385
Mutual Fund Shares Held	119,292	16,973	35,693	70,503	102,581
(2) Accumulation Unit Value	$16.409245	$1.595977	$1.414715	$4.774927	$1.686591
Units Outstanding	27	11	87	12	45
(3) Accumulation Unit Value	$13.363618	$1.475610	$1.308004	$4.136969	$1.559372
Units Outstanding	497	268	972	386	1,971
(4) Accumulation Unit Value	$3.119955	$1.685241	$1.493835	$4.905845	$1.780817
Units Outstanding	136	7	33	46	228
(5) Accumulation Unit Value	$13.363618	$1.475610	$1.308004	$4.136969	$1.559372
Units Outstanding	116	43	347	97	595
(6) Accumulation Unit Value	$2.254175	$1.659365	$1.470890	$3.281763	$1.753546
Units Outstanding	613	111	265	108	435
(7) Accumulation Unit Value	$2.254175	$1.659365	$1.470890	$3.281763	$1.753546
Units Outstanding	1,282	110	297	178	486
(8) Accumulation Unit Value	$13.363618	$1.475610	$1.308004	$4.136969	$1.559372
Units Outstanding	140	90	283	119	542
(9) Accumulation Unit Value	$2.307053	$1.698809	$1.505890	$3.392006	$1.795218
Units Outstanding	47,547	5,891	22,437	11,736	47,659

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
	Division	Division	Cap Division	Division	Equity Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$59,348	$3,384	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	22,145	39,278	-
Neuberger Berman Advisers Management Trust	-	-	-	-	13,308
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	1	1	-	-
Total Assets	59,348	3,385	22,146	39,278	13,308

Liabilities:
Due to Northwestern Mutual Life Insurance Company	125	-	-	-	4
Due to Participants	-	-	8	94	64
Total Liabilities	125	-	8	94	68

Total Net Assets	$59,223	$3,385	$22,138	$39,184	$13,240

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$1,856	$17	$76	$52	$1
Annuity Reserves	1,180	64	-	1	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	42,942	1,879	1,827	2,172	520
Annuity Reserves	1,639	83	37	16	28
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	1,035	109	63	84	29
Annuity Reserves	165	-	-	-	-
Back Load Version
Accumulation Units (5)	5,958	557	882	646	248
Annuity Reserves	5	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	415	13	587	548	226
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	2,251	433	1,132	1,187	435
Class B Accumulation Units (8)	1,626	229	598	1,175	469
Annuity Reserves	-	1	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	151	-	16,632	32,751	11,109
Annuity Reserves	-	-	304	552	175
Total Net Assets	$59,223	$3,385	$22,138	$39,184	$13,240

(1) Investments, at cost	$69,695	$3,979	$22,822	$40,202	$13,158
Mutual Fund Shares Held	49,089	3,337	677	1,037	497
(2) Accumulation Unit Value	$18.583192	$2.644395	$6.512027	$2.951353	$2.677606
Units Outstanding	100	6	12	18	-	(a)
(3) Accumulation Unit Value	$15.137159	$2.375731	$5.901591	$2.728684	$2.475672
Units Outstanding	2,837	790	310	796	210
(4) Accumulation Unit Value	$5.238598	$2.848398	$6.971796	$3.116239	$2.827436
Units Outstanding	198	38	9	27	10
(5) Accumulation Unit Value	$15.137159	$2.375731	$5.901591	$2.728684	$2.475672
Units Outstanding	394	235	149	237	100
(6) Accumulation Unit Value	$2.368877	$2.788908	$6.837880	$3.068579	$2.783905
Units Outstanding	175	5	86	179	81
(7) Accumulation Unit Value	$2.368877	$2.788908	$6.837880	$3.068579	$2.783905
Units Outstanding	950	155	166	387	156
(8) Accumulation Unit Value	$15.137159	$2.375731	$5.901591	$2.728684	$2.475672
Units Outstanding	107	97	101	431	190
(9) Accumulation Unit Value	$2.466510	$2.879844	$7.042196	$3.141458	$2.850099
Units Outstanding	60	-	2,362	10,425	3,898
(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

			International		Global Real
			Developed		Estate
	U.S. Strategic	U.S. Small Cap	Markets	Strategic Bond	Securities
	Equity Division	Equity Division	Division	Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	11,104	3,951	17,462	67,923	45,409
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	5	-	-	-	2
Total Assets	11,109	3,951	17,462	67,923	45,411

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	10	-
Due to Participants	-	-	-	87	88
Total Liabilities	-	-	-	97	88

Total Net Assets	$11,109	$3,951	$17,462	$67,826	$45,323

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$-	$3	$3	$37	$41
Annuity Reserves	-	-	1	2	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	315	888	399	2,043	1,798
Annuity Reserves	68	-	11	27	66
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	-	28	51	135	80
Annuity Reserves	-	-	3	-	2
Back Load Version
Accumulation Units (5)	354	325	137	719	901
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	62	20	153	703	576
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	493	701	365	893	1,366
Class B Accumulation Units (8)	115	212	190	807	973
Annuity Reserves	-	-	-	-	2
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	9,625	1,745	16,003	61,603	39,075
Annuity Reserves	77	29	146	857	442
Total Net Assets	$11,109	$3,951	$17,462	$67,826	$45,323

(1) Investments, at cost	$11,717	$4,307	$18,445	$80,450	$52,907
Mutual Fund Shares Held	711	315	1,657	7,771	3,680
(2) Accumulation Unit Value	$2.840699	$3.731812	$1.974009	$2.061160	$4.374868
Units Outstanding	-	1	2	18	9
(3) Accumulation Unit Value	$2.523328	$3.314895	$1.753479	$1.830967	$3.886061
Units Outstanding	125	268	228	1,116	463
(4) Accumulation Unit Value	$3.083764	$4.051264	$2.143004	$2.237591	$4.749371
Units Outstanding	-	7	24	60	17
(5) Accumulation Unit Value	$2.523328	$3.314895	$1.753479	$1.830967	$3.886061
Units Outstanding	140	98	78	393	232
(6) Accumulation Unit Value	$2.832229	$3.370265	$1.674566	$2.172189	$4.919870
Units Outstanding	22	6	91	324	117
(7) Accumulation Unit Value	$2.832229	$3.370265	$1.674566	$2.172189	$4.919870
Units Outstanding	174	208	218	411	278
(8) Accumulation Unit Value	$2.523328	$3.314895	$1.753479	$1.830967	$3.886061
Units Outstanding	45	64	108	441	250
(9) Accumulation Unit Value	$3.046092	$3.590090	$1.822675	$2.212282	$4.652506
Units Outstanding	3,160	486	8,780	27,846	8,399

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2022 (in thousands, except accumulation unit values)

	LifePoints	LifePoints	LifePoints	LifePoints		Credit Suisse
	Moderate	Balanced	Growth	Equity Growth		Trust Commodity
	Strategy	Strategy	Strategy	Strategy		Return Strategy
	Division	Division	Division	Division		Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-		$-
Fidelity Variable Insurance Products Fund	-	-	-	-		-
Neuberger Berman Advisers Management Trust	-	-	-	-		-
Russell Investment Funds	1,263	708	300	58		-
Credit Suisse Trust	-	-	-	-		49,644
Due from Northwestern Mutual Life Insurance Company	4	-	-	-		14
Total Assets	1,267	708	300	58		49,658

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-		-
Due to Participants	-	-	-	-		64
Total Liabilities	-	-	-	-		64

Total Net Assets	$1,267	$708	$300	$58		$49,594

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$-	$48	$-	$-		$38
Annuity Reserves	-	-	-	-		1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	307	211	52	7		1,072
Annuity Reserves	-	24	-	-		14
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	-	-	-	-		56
Annuity Reserves	-	-	-	-		-
Back Load Version
Accumulation Units (5)	69	98	-	-		362
Annuity Reserves	-	-	-	-		-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	6	-	-	-		405
Annuity Reserves	-	-	-	-		-
Back Load Version
Class A Accumulation Units (7)	796	178	128	8		365
Class B Accumulation Units (8)	89	149	120	42		602
Annuity Reserves	-	-	-	-		-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	-	-	-	1		46,140
Annuity Reserves	-	-	-	-		539
Total Net Assets	$1,267	$708	$300	$58		$49,594

(1) Investments, at cost	$1,474	$822	$349	$67		$45,712
Mutual Fund Shares Held	149	87	37	8		2,024
(2) Accumulation Unit Value	$1.530280	$1.625524	$1.651351	$1.568494		$6.381862
Units Outstanding	-	30	-	-		6
(3) Accumulation Unit Value	$1.414783	$1.502842	$1.526760	$1.450150		$6.019683
Units Outstanding	217	140	34	5		178
(4) Accumulation Unit Value	$1.615819	$1.716383	$1.743754	$1.656272		$6.645716
Units Outstanding	-	-	-	-		8
(5) Accumulation Unit Value	$1.414783	$1.502842	$1.526760	$1.450150		$6.019683
Units Outstanding	49	65	-	-		60
(6) Accumulation Unit Value	$1.590978	$1.690076	$1.716929	$1.630840		$6.569624
Units Outstanding	4	-	-	-		62
(7) Accumulation Unit Value	$1.590978	$1.690076	$1.716929	$1.630840		$6.569624
Units Outstanding	500	105	75	5		55
(8) Accumulation Unit Value	$1.414783	$1.502842	$1.526760	$1.450150		$6.019683
Units Outstanding	63	99	79	29		100
(9) Accumulation Unit Value	$1.628787	$1.730220	$1.757763	$1.669590		$6.685526
Units Outstanding	-	-	-	-	(a)	6,901

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

For the Year Ended December 31, 2022 (in thousands)

		Focused
	Growth Stock	Appreciation	Large Cap Core	Large Cap	Index 500
	Division	Division	Stock Division	Blend Division	Stock Division
Income:
Dividend income	$-	$5	$74	$12	$1,825
Expenses:
Mortality and expense risk charges	106	170	65	13	799
Net investment income (loss)	(106)	(165)	9	(1)	1,026

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(294)	2,152	359	1	8,097
Realized gain distribution	2,641	4,007	1,514	157	4,637
Realized gains (losses)	2,347	6,159	1,873	158	12,734

Change in unrealized appreciation/(depreciation) of investments during the period	(10,981)	(18,134)	(4,125)	(426)	(46,207)

Net increase (decrease) in net assets resulting from operations	$(8,740)	$(12,140)	$(2,243)	$(269)	$(32,447)

	Large			Mid Cap
	Company Value	Domestic	Equity Income	Growth Stock	Index 400
	Division	Equity Division	Division	Division	Stock Division
Income:
Dividend income	$334	$649	$807	$28	$507
Expenses:
Mortality and expense risk charges	49	177	173	188	225
Total expenses	49	177	173	188	225
Net investment income (loss)	285	472	634	(160)	282

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	143	1,005	401	(198)	782
Realized gain distribution	1,975	4,242	4,396	1,724	4,795
Realized gains (losses)	2,118	5,247	4,797	1,526	5,577

Change in unrealized appreciation/(depreciation) of investments during the period	(2,557)	(6,874)	(7,105)	(7,490)	(13,379)

Net increase (decrease) in net assets resulting from operations	$(154)	$(1,155)	$(1,674)	$(6,124)	$(7,520)

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Income:
Dividend income	$437	$-	$225	$35	$223
Expenses:
Mortality and expense risk charges	104	71	103	68	173
Net investment income (loss)	333	(71)	122	(33)	50

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	305	(237)	510	(76)	1,290
Realized gain distribution	3,365	1,732	1,959	1,747	4,134
Realized gains (losses)	3,670	1,495	2,469	1,671	5,424

Change in unrealized appreciation/(depreciation) of investments during the period	(4,385)	(5,215)	(7,032)	(4,404)	(16,978)

Net increase (decrease) in net assets resulting from operations	$(382)	$(3,791)	$(4,441)	$(2,766)	$(11,504)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

For the Year Ended December 31, 2022 (in thousands)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Income:
Dividend income	$834	$1,744	$697	$428	$718
Expenses:
Mortality and expense risk charges	161	337	237	147	214
Net investment income (loss)	673	1,407	460	281	504

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	277	(1,975)	1	-	(471)
Realized gain distribution	1,997	1,953	4,371	-	107
Realized gains (losses)	2,274	(22)	4,372	-	(364)

Change in unrealized appreciation/(depreciation) of investments during the period	(10,656)	(6,889)	(22,395)	-	(2,726)

Net increase (decrease) in net assets resulting from operations	$(7,709)	$(5,504)	$(17,563)	$281	$(2,586)

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Income:
Dividend income	$2,260	$200	$1,398	$2,591	$3,954
Expenses:
Mortality and expense risk charges	573	51	170	192	392
Total expenses	573	51	170	192	392
Net investment income (loss)	1,687	149	1,228	2,399	3,562

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,435)	(680)	278	(499)	(1,428)
Realized gain distribution	174	-	934	-	38
Realized gains (losses)	(1,261)	(680)	1,212	(499)	(1,390)

Change in unrealized appreciation/(depreciation) of investments during the period	(20,346)	(3,983)	(8,559)	(7,985)	(19,702)

Net increase (decrease) in net assets resulting from operations	$(19,920)	$(4,514)	$(6,119)	$(6,085)	$(17,530)

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
	Division	Division	Cap Division	Division	Equity Division
Income:
Dividend income	$2,582	$118	$116	$221	$63
Expenses:
Mortality and expense risk charges	837	47	113	196	64
Net investment income (loss)	1,745	71	3	25	(1)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,327)	(100)	182	2,210	475
Realized gain distribution	4,419	294	1,478	2,072	1,343
Realized gains (losses)	2,092	194	1,660	4,282	1,818

Change in unrealized appreciation/(depreciation)of investments during the period	(16,896)	(1,040)	(5,549)	(18,519)	(4,993)

Net increase (decrease) in net assetsresulting from operations	$(13,059)	$(775)	$(3,886)	$(14,212)	$(3,176)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

For the Year Ended December 31, 2022 (in thousands)

			International
	U.S. Strategic	U.S. Small Cap	Developed	Strategic Bond
	Equity Division	Equity Division	Markets Division	Division
Income:
Dividend income	$73	$8	$-	$1,734
Expenses:
Mortality and expense risk charges	54	30	70	289
Net investment income (loss)	19	(22)	(70)	1,445

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	76	(98)	(46)	(1,064)
Realized gain distribution	921	88	347	45
Realized gains (losses)	997	(10)	301	(1,019)

Change in unrealized appreciation/(depreciation) of investments during the period	(4,175)	(791)	(2,932)	(12,100)

Net increase (decrease) in net assets resulting from operations	$(3,159)	$(823)	$(2,701)	$(11,674)

	Global Real	LifePoints		LifePoints
	Estate	Moderate	LifePoints	Growth
	Securities	Strategy	Balanced	Strategy
	Division	Division	Strategy Division	Division
Income:
Dividend income	$641	$25	$13	$4
Expenses:
Mortality and expense risk charges	223	13	9	3
Total expenses	223	13	9	3
Net investment income (loss)	418	12	4	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(578)	(52)	(53)	(5)
Realized gain distribution	449	55	43	16
Realized gains (losses)	(129)	3	(10)	11

Change in unrealized appreciation/(depreciation) of investments during the period	(17,163)	(332)	(193)	(83)

Net increase (decrease) in net assets resulting from operations	$(16,874)	$(317)	$(199)	$(71)

		Credit Suisse
	LifePoints	Trust
	Equity Growth	Commodity
	Strategy	Return Strategy
	Division	Division
Income:
Dividend income	$1	$9,797
Expenses:
Mortality and expense risk charges	1	231
Net investment income (loss)	-	9,566

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(4)	622
Realized gain distribution	4	-
Realized gains (losses)	-	622

Change in unrealized appreciation/(depreciation) of investments during the period	(13)	(1,425)

Net increase (decrease) in net assets resulting from operations	$(13)	$8,763

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(106)	$(149)	$(165)	$(146)
Net realized gains (losses)	2,347	1,753	6,159	7,539
Net change in unrealized appreciation/(depreciation)	(10,981)	1,552	(18,134)	(376)
Net increase (decrease) in net assets resulting from operations	(8,740)	3,156	(12,140)	7,017

Contract Transactions:
Contract owners’ net payments	520	630	930	1,193
Annuity payments	(15)	(21)	(51)	(62)
Surrenders and other (net)	(2,183)	(1,845)	(4,048)	(2,481)
Transfers from other divisions or sponsor	7,890	9,908	21,177	30,251
Transfers to other divisions or sponsor	(6,841)	(8,795)	(21,632)	(30,674)
Net increase (decrease) in net assets resulting from contract transactions	(629)	(123)	(3,624)	(1,773)

Net increase (decrease) in net assets	(9,369)	3,033	(15,764)	5,244

Net Assets:
Beginning of period	22,812	19,779	44,911	39,667
End of period	$13,443	$22,812	$29,147	$44,911

Units issued during the period	2,763	2,602	2,959	3,520
Units redeemed during the period	(2,714)	(2,507)	(3,412)	(3,718)

Net units issued (redeemed) during period	49	95	(453)	(198)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$9	$10	$(1)	$(3)
Net realized gains (losses)	1,873	1,262	158	146
Net change in unrealized appreciation/(depreciation)	(4,125)	1,172	(426)	84
Net increase (decrease) in net assets resulting from operations	(2,243)	2,444	(269)	227

Contract Transactions:
Contract owners’ net payments	118	348	46	56
Annuity payments	(6)	(7)	(2)	(4)
Surrenders and other (net)	(1,196)	(925)	(75)	(94)
Transfers from other divisions or sponsor	4,057	6,253	919	1,060
Transfers to other divisions or sponsor	(5,804)	(6,267)	(314)	(788)
Net increase (decrease) in net assets resulting from contract transactions	(2,831)	(598)	574	230

Net increase (decrease) in net assets	(5,074)	1,846	305	457

Net Assets:
Beginning of period	12,229	10,383	1,634	1,177
End of period	$7,155	$12,229	$1,939	$1,634

Units issued during the period	1,428	2,521	426	491
Units redeemed during the period	(2,211)	(2,631)	(183)	(401)

Net units issued (redeemed) during period	(783)	(110)	243	90

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,026	$1,042	$285	$71
Net realized gains (losses)	12,734	14,574	2,118	209
Net change in unrealized appreciation/(depreciation)	(46,207)	22,686	(2,557)	1,788
Net increase (decrease) in net assets resulting from operations	(32,447)	38,302	(154)	2,068

Contract Transactions:
Contract owners’ net payments	4,208	4,499	182	234
Annuity payments	(201)	(209)	(13)	(14)
Surrenders and other (net)	(10,753)	(11,990)	(1,057)	(809)
Transfers from other divisions or sponsor	74,745	102,500	6,150	7,001
Transfers to other divisions or sponsor	(71,028)	(99,902)	(6,178)	(6,947)
Net increase (decrease) in net assets resulting from contract transactions	(3,029)	(5,102)	(916)	(535)

Net increase (decrease) in net assets	(35,476)	33,200	(1,070)	1,533

Net Assets:
Beginning of period	174,648	141,448	11,395	9,862
End of period	$139,172	$174,648	$10,325	$11,395

Units issued during the period	19,162	27,685	3,022	3,488
Units redeemed during the period	(19,576)	(28,013)	(3,434)	(3,748)

Net units issued (redeemed) during period	(414)	(328)	(412)	(260)

	Domestic Equity Division		Equity Income Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$472	$469	$634	$605
Net realized gains (losses)	5,247	1,452	4,797	234
Net change in unrealized appreciation/(depreciation)	(6,874)	5,090	(7,105)	7,504
Net increase (decrease) in net assets resulting from operations	(1,155)	7,011	(1,674)	8,343

Contract Transactions:
Contract owners’ net payments	812	997	576	660
Annuity payments	(30)	(29)	(36)	(39)
Surrenders and other (net)	(2,646)	(2,518)	(2,624)	(2,057)
Transfers from other divisions or sponsor	31,617	26,010	26,523	27,809
Transfers to other divisions or sponsor	(30,330)	(24,820)	(24,431)	(28,384)
Net increase (decrease) in net assets resulting from contract transactions	(577)	(360)	8	(2,011)

Net increase (decrease) in net assets	(1,732)	6,651	(1,666)	6,332

Net Assets:
Beginning of period	38,596	31,945	40,973	34,641
End of period	$36,864	$38,596	$39,307	$40,973

Units issued during the period	8,978	7,817	6,178	6,770
Units redeemed during the period	(9,110)	(7,955)	(6,227)	(7,266)

Net units issued (redeemed) during period	(132)	(138)	(49)	(496)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(160)	$(212)	$282	$217
Net realized gains (losses)	1,526	4,133	5,577	3,612
Net change in unrealized appreciation/(depreciation)	(7,490)	(1,668)	(13,379)	6,977
Net increase (decrease) in net assets resulting from operations	(6,124)	2,253	(7,520)	10,806

Contract Transactions:
Contract owners’ net payments	375	376	1,459	1,656
Annuity payments	(9)	(12)	(55)	(60)
Surrenders and other (net)	(2,349)	(1,939)	(4,128)	(3,658)
Transfers from other divisions or sponsor	4,843	6,030	27,945	37,416
Transfers to other divisions or sponsor	(4,787)	(6,409)	(29,265)	(38,255)
Net increase (decrease) in net assets resulting from contract transactions	(1,927)	(1,954)	(4,044)	(2,901)

Net increase (decrease) in net assets	(8,051)	299	(11,564)	7,905

Net Assets:
Beginning of period	25,604	25,305	55,155	47,250
End of period	$17,553	$25,604	$43,591	$55,155

Units issued during the period	1,855	1,855	4,864	6,332
Units redeemed during the period	(2,065)	(2,115)	(5,517)	(6,798)

Net units issued (redeemed) during period	(210)	(260)	(653)	(466)

	Mid Cap Value Division		Small Cap Growth Stock
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$333	$140	$(71)	$(96)
Net realized gains (losses)	3,670	287	1,495	2,076
Net change in unrealized appreciation/(depreciation)	(4,385)	3,758	(5,215)	(1,527)
Net increase (decrease) in net assets resulting from operations	(382)	4,185	(3,791)	453

Contract Transactions:
Contract owners’ net payments	463	607	354	373
Annuity payments	(18)	(18)	(6)	(8)
Surrenders and other (net)	(1,906)	(1,455)	(1,140)	(1,176)
Transfers from other divisions or sponsor	16,933	17,339	6,692	8,714
Transfers to other divisions or sponsor	(15,281)	(16,709)	(5,739)	(8,251)
Net increase (decrease) in net assets resulting from contract transactions	191	(236)	161	(348)

Net increase (decrease) in net assets	(191)	3,949	(3,630)	105

Net Assets:
Beginning of period	22,693	18,744	13,154	13,049
End of period	$22,502	$22,693	$9,524	$13,154

Units issued during the period	3,364	3,570	1,872	1,815
Units redeemed during the period	(3,341)	(3,630)	(1,751)	(1,827)

Net units issued (redeemed) during period	23	(60)	121	(12)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$122	$75	$(33)	$(24)
Net realized gains (losses)	2,469	1,796	1,671	940
Net change in unrealized appreciation/(depreciation)	(7,032)	3,579	(4,404)	1,980
Net increase (decrease) in net assets resulting from operations	(4,441)	5,450	(2,766)	2,896

Contract Transactions:
Contract owners’ net payments	702	776	191	332
Annuity payments	(19)	(20)	(18)	(21)
Surrenders and other (net)	(1,653)	(1,385)	(1,118)	(1,002)
Transfers from other divisions or sponsor	12,790	19,529	9,247	10,450
Transfers to other divisions or sponsor	(13,010)	(19,759)	(7,982)	(11,984)
Net increase (decrease) in net assets resulting from contract transactions	(1,190)	(859)	320	(2,225)

Net increase (decrease) in net assets	(5,631)	4,591	(2,446)	671

Net Assets:
Beginning of period	26,835	22,244	14,600	13,929
End of period	$21,204	$26,835	$12,154	$14,600

Units issued during the period	4,506	6,298	1,831	1,882
Units redeemed during the period	(4,881)	(6,609)	(1,779)	(2,270)

Net units issued (redeemed) during period	(375)	(311)	52	(388)

	International Growth Division		Research International Core
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$50	$41	$673	$299
Net realized gains (losses)	5,424	3,120	2,274	1,448
Net change in unrealized appreciation/(depreciation)	(16,978)	3,344	(10,656)	2,668
Net increase (decrease) in net assets resulting from operations	(11,504)	6,505	(7,709)	4,415

Contract Transactions:
Contract owners’ net payments	1,456	1,639	1,186	1,172
Annuity payments	(21)	(25)	(48)	(56)
Surrenders and other (net)	(3,682)	(3,222)	(2,855)	(2,425)
Transfers from other divisions or sponsor	29,255	36,738	30,305	36,912
Transfers to other divisions or sponsor	(26,954)	(34,437)	(25,390)	(32,434)
Net increase (decrease) in net assets resulting from contract transactions	54	693	3,198	3,169

Net increase (decrease) in net assets	(11,450)	7,198	(4,511)	7,584

Net Assets:
Beginning of period	49,515	42,317	44,852	37,268
End of period	$38,065	$49,515	$40,341	$44,852

Units issued during the period	11,250	12,150	23,215	24,214
Units redeemed during the period	(11,200)	(11,976)	(20,836)	(22,296)

Net units issued (redeemed) during period	50	174	2,379	1,918

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	International Equity Division		Emerging Markets Equity
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,407	$1,391	$460	$63
Net realized gains (losses)	(22)	(1,259)	4,372	4,427
Net change in unrealized appreciation/(depreciation)	(6,889)	3,005	(22,395)	(7,544)
Net increase (decrease) in net assets resulting from operations	(5,504)	3,137	(17,563)	(3,054)

Contract Transactions:
Contract owners’ net payments	1,787	2,188	1,750	1,983
Annuity payments	(55)	(63)	(59)	(79)
Surrenders and other (net)	(5,255)	(4,605)	(4,063)	(4,524)
Transfers from other divisions or sponsor	49,476	60,083	46,892	61,779
Transfers to other divisions or sponsor	(43,070)	(56,129)	(37,806)	(64,907)
Net increase (decrease) in net assets resulting from contract transactions	2,883	1,474	6,714	(5,748)

Net increase (decrease) in net assets	(2,621)	4,611	(10,849)	(8,802)

Net Assets:
Beginning of period	75,953	71,342	68,963	77,765
End of period	$73,332	$75,953	$58,114	$68,963

Units issued during the period	25,333	27,638	43,467	40,669
Units redeemed during the period	(23,574)	(26,770)	(37,266)	(44,006)

Net units issued (redeemed) during period	1,759	868	6,201	(3,337)

	Government Money Market		Short-Term Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$281	$(147)	$504	$707
Net realized gains (losses)	-	2	(364)	331
Net change in unrealized appreciation/(depreciation)	-	-	(2,726)	(1,321)
Net increase (decrease) in net assets resulting from operations	281	(145)	(2,586)	(283)

Contract Transactions:
Contract owners’ net payments	70,632	74,288	721	1,396
Annuity payments	(24)	(25)	(44)	(44)
Surrenders and other (net)	(7,658)	(3,861)	(6,466)	(3,778)
Transfers from other divisions or sponsor	23,531	20,886	27,399	48,682
Transfers to other divisions or sponsor	(82,504)	(91,186)	(22,754)	(41,826)
Net increase (decrease) in net assets resulting from contract transactions	3,977	102	(1,144)	4,430

Net increase (decrease) in net assets	4,258	(43)	(3,730)	4,147

Net Assets:
Beginning of period	27,217	27,260	51,042	46,895
End of period	$31,475	$27,217	$47,312	$51,042

Units issued during the period	79,472	76,733	25,638	38,952
Units redeemed during the period	(75,827)	(75,900)	(26,635)	(35,650)

Net units issued (redeemed) during period	3,645	833	(997)	3,302

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Select Bond Division		Long-Term U.S. Government
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,687	$2,401	$149	$79
Net realized gains (losses)	(1,261)	7,319	(680)	2,750
Net change in unrealized appreciation/(depreciation)	(20,346)	(12,514)	(3,983)	(3,864)
Net increase (decrease) in net assets resulting from operations	(19,920)	(2,794)	(4,514)	(1,035)

Contract Transactions:
Contract owners’ net payments	3,398	3,819	341	709
Annuity payments	(213)	(247)	(5)	(6)
Surrenders and other (net)	(9,901)	(10,297)	(1,258)	(1,606)
Transfers from other divisions or sponsor	82,231	133,494	7,334	14,551
Transfers to other divisions or sponsor	(72,718)	(113,770)	(6,029)	(14,534)
Net increase (decrease) in net assets resulting from contract transactions	2,797	12,999	383	(886)

Net increase (decrease) in net assets	(17,123)	10,205	(4,131)	(1,921)

Net Assets:
Beginning of period	144,296	134,091	15,164	17,085
End of period	$127,173	$144,296	$11,033	$15,164

Units issued during the period	35,841	49,416	4,293	6,681
Units redeemed during the period	(34,152)	(44,067)	(4,082)	(7,105)

Net units issued (redeemed) during period	1,689	5,349	211	(424)

	Inflation Protection Division		High Yield Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,228	$227	$2,399	$2,417
Net realized gains (losses)	1,212	526	(499)	(13)
Net change in unrealized appreciation/(depreciation)	(8,559)	1,778	(7,985)	(65)
Net increase (decrease) in net assets resulting from operations	(6,119)	2,531	(6,085)	2,339

Contract Transactions:
Contract owners’ net payments	982	1,103	1,335	1,259
Annuity payments	(45)	(47)	(53)	(59)
Surrenders and other (net)	(5,393)	(3,243)	(4,291)	(3,610)
Transfers from other divisions or sponsor	25,206	37,835	28,027	39,474
Transfers to other divisions or sponsor	(23,615)	(28,058)	(26,449)	(33,997)
Net increase (decrease) in net assets resulting from contract transactions	(2,865)	7,590	(1,431)	3,067

Net increase (decrease) in net assets	(8,984)	10,121	(7,516)	5,406

Net Assets:
Beginning of period	46,361	36,240	51,670	46,264
End of period	$37,377	$46,361	$44,154	$51,670

Units issued during the period	17,812	24,155	8,849	10,936
Units redeemed during the period	(19,694)	(19,557)	(9,249)	(10,100)

Net units issued (redeemed) during period	(1,882)	4,598	(400)	836

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$3,562	$1,864	$1,745	$1,115
Net realized gains (losses)	(1,390)	1,232	2,092	4,786
Net change in unrealized appreciation/(depreciation)	(19,702)	(3,555)	(16,896)	(517)
Net increase (decrease) in net assets resulting from operations	(17,530)	(459)	(13,059)	5,384

Contract Transactions:
Contract owners’ net payments	1,921	3,148	1,463	1,819
Annuity payments	(94)	(104)	(436)	(544)
Surrenders and other (net)	(7,887)	(7,615)	(13,005)	(6,900)
Transfers from other divisions or sponsor	64,570	91,603	2,281	2,714
Transfers to other divisions or sponsor	(56,772)	(78,659)	(4,434)	(3,417)
Net increase (decrease) in net assets resulting from contract transactions	1,738	8,373	(14,131)	(6,328)

Net increase (decrease) in net assets	(15,792)	7,914	(27,190)	(944)

Net Assets:
Beginning of period	109,118	101,204	86,413	87,357
End of period	$93,326	$109,118	$59,223	$86,413

Units issued during the period	37,639	45,815	558	539
Units redeemed during the period	(36,887)	(41,845)	(1,509)	(787)

Net units issued (redeemed) during period	752	3,970	(951)	(248)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$71	$52	$3	$20
Net realized gains (losses)	194	285	1,660	4,754
Net change in unrealized appreciation/(depreciation)	(1,040)	98	(5,549)	680
Net increase (decrease) in net assets resulting from operations	(775)	435	(3,886)	5,454

Contract Transactions:
Contract owners’ net payments	75	88	401	561
Annuity payments	(20)	(14)	(32)	(36)
Surrenders and other (net)	(767)	(328)	(1,611)	(1,334)
Transfers from other divisions or sponsor	279	320	15,082	16,098
Transfers to other divisions or sponsor	(361)	(290)	(13,521)	(19,218)
Net increase (decrease) in net assets resulting from contract transactions	(794)	(224)	319	(3,929)

Net increase (decrease) in net assets	(1,569)	211	(3,567)	1,525

Net Assets:
Beginning of period	4,954	4,743	25,705	24,180
End of period	$3,385	$4,954	$22,138	$25,705

Units issued during the period	137	142	2,331	2,413
Units redeemed during the period	(487)	(219)	(2,291)	(2,962)

Net units issued (redeemed) during period	(350)	(77)	40	(549)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Fidelity VIP Contrafund		AMT Sustainable Equity
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$25	$(202)	$(1)	$(11)
Net realized gains (losses)	4,282	9,335	1,818	938
Net change in unrealized appreciation/(depreciation)	(18,519)	2,956	(4,993)	2,181
Net increase (decrease) in net assets resulting from operations	(14,212)	12,089	(3,176)	3,108

Contract Transactions:
Contract owners’ net payments	973	1,310	416	431
Annuity payments	(49)	(58)	(18)	(21)
Surrenders and other (net)	(4,254)	(3,764)	(1,038)	(942)
Transfers from other divisions or sponsor	30,260	35,839	10,192	13,693
Transfers to other divisions or sponsor	(28,500)	(39,471)	(10,062)	(13,649)
Net increase (decrease) in net assets resulting from contract transactions	(1,570)	(6,144)	(510)	(488)

Net increase (decrease) in net assets	(15,782)	5,945	(3,686)	2,620

Net Assets:
Beginning of period	54,966	49,021	16,926	14,306
End of period	$39,184	$54,966	$13,240	$16,926

Units issued during the period	9,655	10,542	3,815	4,678
Units redeemed during the period	(10,027)	(12,291)	(3,986)	(4,865)

Net units issued (redeemed) during period	(372)	(1,749)	(171)	(187)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$19	$19	$(22)	$(22)
Net realized gains (losses)	997	1,851	(10)	1,352
Net change in unrealized appreciation/(depreciation)	(4,175)	812	(791)	(254)
Net increase (decrease) in net assets resulting from operations	(3,159)	2,682	(823)	1,076

Contract Transactions:
Contract owners’ net payments	195	205	100	85
Annuity payments	(16)	(19)	(2)	(2)
Surrenders and other (net)	(1,137)	(1,194)	(233)	(253)
Transfers from other divisions or sponsor	6,799	10,277	1,439	2,011
Transfers to other divisions or sponsor	(6,843)	(11,817)	(1,519)	(2,594)
Net increase (decrease) in net assets resulting from contract transactions	(1,002)	(2,548)	(215)	(753)

Net increase (decrease) in net assets	(4,161)	134	(1,038)	323

Net Assets:
Beginning of period	15,270	15,136	4,989	4,666
End of period	$11,109	$15,270	$3,951	$4,989

Units issued during the period	2,375	3,192	434	564
Units redeemed during the period	(2,687)	(3,949)	(494)	(761)

Net units issued (redeemed) during period	(312)	(757)	(60)	(197)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	International Developed		Strategic Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(70)	$442	$1,445	$391
Net realized gains (losses)	301	1,832	(1,019)	975
Net change in unrealized appreciation/(depreciation)	(2,932)	135	(12,100)	(3,096)
Net increase (decrease) in net assets resulting from operations	(2,701)	2,409	(11,674)	(1,730)

Contract Transactions:
Contract owners’ net payments	359	328	790	1,608
Annuity payments	(28)	(33)	(93)	(106)
Surrenders and other (net)	(1,294)	(1,670)	(5,507)	(5,777)
Transfers from other divisions or sponsor	11,482	16,654	46,172	70,888
Transfers to other divisions or sponsor	(10,902)	(17,642)	(40,834)	(61,411)
Net increase (decrease) in net assets resulting from contract transactions	(383)	(2,363)	528	5,202

Net increase (decrease) in net assets	(3,084)	46	(11,146)	3,472

Net Assets:
Beginning of period	20,546	20,500	78,972	75,500
End of period	$17,462	$20,546	$67,826	$78,972

Units issued during the period	6,931	8,674	22,135	28,842
Units redeemed during the period	(7,103)	(9,829)	(21,949)	(26,842)

Net units issued (redeemed) during period	(172)	(1,155)	186	2,000

	Global Real Estate Securities		LifePoints Moderate Strategy
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$418	$2,483	$12	$83
Net realized gains (losses)	(129)	661	3	114
Net change in unrealized appreciation/(depreciation)	(17,163)	9,926	(332)	(17)
Net increase (decrease) in net assets resulting from operations	(16,874)	13,070	(317)	180

Contract Transactions:
Contract owners’ net payments	1,376	1,626	33	35
Annuity payments	(57)	(63)	-	-
Surrenders and other (net)	(4,150)	(3,629)	(821)	(251)
Transfers from other divisions or sponsor	35,053	45,211	1	1
Transfers to other divisions or sponsor	(32,331)	(42,609)	(72)	(101)
Net increase (decrease) in net assets resulting from contract transactions	(109)	536	(859)	(316)

Net increase (decrease) in net assets	(16,983)	13,606	(1,176)	(136)

Net Assets:
Beginning of period	62,306	48,700	2,443	2,579
End of period	$45,323	$62,306	$1,267	$2,443

Units issued during the period	7,479	9,011	22	22
Units redeemed during the period	(7,508)	(8,915)	(566)	(208)

Net units issued (redeemed) during period	(29)	96	(544)	(186)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	LifePoints Balanced Strategy		LifePoints Growth Strategy
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$4	$50	$1	$13
Net realized gains (losses)	(10)	135	11	48
Net change in unrealized appreciation/(depreciation)	(193)	(26)	(83)	(5)
Net increase (decrease) in net assets resulting from operations	(199)	159	(71)	56

Contract Transactions:
Contract owners’ net payments	25	24	23	23
Annuity payments	(11)	(13)	-	-
Surrenders and other (net)	(482)	(372)	(30)	(42)
Transfers from other divisions or sponsor	42	68	17	20
Transfers to other divisions or sponsor	(70)	(266)	(29)	(38)
Net increase (decrease) in net assets resulting from contract transactions	(496)	(559)	(19)	(37)

Net increase (decrease) in net assets	(695)	(400)	(90)	19

Net Assets:
Beginning of period	1,403	1,803	390	371
End of period	$708	$1,403	$300	$390

Units issued during the period	50	50	26	22
Units redeemed during the period	(346)	(372)	(38)	(46)

Net units issued (redeemed) during period	(296)	(322)	(12)	(24)

	LifePoints Equity Growth		Credit Suisse Trust Commodity
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$-	$3	$9,566	$2,384
Net realized gains (losses)	-	8	622	(896)
Net change in unrealized appreciation/(depreciation)	(13)	1	(1,425)	10,003
Net increase (decrease) in net assets resulting from operations	(13)	12	8,763	11,491

Contract Transactions:
Contract owners’ net payments	20	6	966	1,293
Annuity payments	-	-	(55)	(45)
Surrenders and other (net)	(14)	-	(4,529)	(3,192)
Transfers from other divisions or sponsor	10	16	36,957	42,269
Transfers to other divisions or sponsor	(35)	(13)	(45,788)	(37,949)
Net increase (decrease) in net assets resulting from contract transactions	(19)	9	(12,449)	2,376

Net increase (decrease) in net assets	(32)	21	(3,686)	13,867

Net Assets:
Beginning of period	90	69	53,280	39,413
End of period	$58	$90	$49,594	$53,280

Units issued during the period	19	13	5,732	8,900
Units redeemed during the period	(30)	(8)	(7,549)	(8,403)

Net units issued (redeemed) during period	(11)	5	(1,817)	497

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

1.	Organization

Northwestern Mutual Variable Annuity Account A (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund individual flexible payment variable annuity contracts (“contracts”) for use by self-employed persons and their eligible employees in tax-qualified retirement plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Back Load contracts with a withdrawal charge up to 6.00%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.

Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2022, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.

Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Such reserves are determined by the Actuarial Department of Northwestern Mutual. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account to the sponsor and all related payouts are funded by Northwestern Mutual.

F.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2022 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$5,101	$3,190
Focused Appreciation Division	7,812	7,584
Large Cap Core Stock Division	1,990	3,297
Large Cap Blend Division	857	126
Index 500 Stock Division	23,632	21,097
Large Company Value Division	3,704	2,361
Domestic Equity Division	12,580	8,340
Equity Income Division	11,752	6,824
Mid Cap Growth Stock Division	2,852	3,241
Index 400 Stock Division	10,109	9,024
Mid Cap Value Division	7,722	3,826
Small Cap Growth Stock Division	3,609	1,765
Index 600 Stock Division	4,930	4,022
Small Cap Value Division	3,869	1,872
International Growth Division	11,102	6,784
Research International Core Division	10,512	4,529
International Equity Division	14,160	7,960
Emerging Markets Equity Division	17,500	5,854
Government Money Market Division	82,980	78,771

Notes to Financial Statements

Fund Name	Purchases	Sales
Short-Term Bond Division	$11,417	$11,928
Select Bond Division	20,942	16,349
Long-Term U.S. Government Bond Division	2,513	1,981
Inflation Protection Bond Division	7,657	8,401
High Yield Bond Division	7,659	6,879
Multi-Sector Bond Division	17,449	12,032
Balanced Division	9,766	18,133
Asset Allocation Division	604	1,032
Fidelity VIP Mid Cap Division	5,078	3,274
Fidelity VIP Contrafund Division	8,009	7,497
AMT Sustainable Equity Division	3,016	2,122
U.S. Strategic Equity Division	1,774	1,864
U.S. Small Cap Equity Division	385	535
International Developed Markets Division	2,291	2,526
Strategic Bond Division	10,488	8,470
Global Real Estate Securities Division	7,386	6,566
LifePoints Moderate Strategy Division	113	1,014
LifePoints Balanced Strategy Division	118	569
LifePoints Growth Strategy Division	62	63
LifePoints Equity Growth Strategy Division	36	51
Credit Suisse Trust Commodity Return Strategy Division	14,522	17,422

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.00% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.50% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the Back Load version of the contract, the net assets may be subject to the deduction for the Front Load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front Load version and the Back Load version, respectively.

For Fee Based contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%.

5.	Subsequent Events

On March 19, 2023, UBS Group AG (“UBS”) and Credit Suisse Group AG (“Credit Suisse”) announced that they reached an agreement pursuant to which Credit Suisse will merge with UBS, with UBS as the surviving entity (the “Merger”). No immediate changes to the Commodity Return Strategy Portfolio’s investment strategy or its portfolio managers are currently anticipated in connection with the Merger.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
Growth Stock Division
2022	4,306	$2.428621	to	$7.618611	$13,443	0.00%	0.35% to 1.25%	(39.46)%	to	(38.91)%
2021	4,257	3.981547	to	12.477883	22,812	0.00 (2)	0.35 to 1.25	15.22	to	16.26
2020	4,162	3.429793	to	10.738147	19,779	0.67	0.35 to 1.25	33.30	to	34.50
2019	5,022	2.553848	to	7.987788	17,379	0.68	0.35 to 1.25	28.08	to	29.23
2018	5,272	1.979137	to	6.191870	14,528	0.72	0.35 to 1.25	0.00 (2)	to	0.90
Focused Appreciation Division
2022	4,049	$6.127912	to	$7.312168	$29,147	0.01%	0.35% to 1.25%	(28.72)%	to	(28.08)%
2021	4,502	8.597069	to	10.166871	44,911	0.16	0.35 to 1.25	17.43	to	18.49
2020	4,700	7.321217	to	8.580705	39,667	0.54	0.35 to 1.25	30.90	to	32.08
2019	5,236	5.593023	to	6.496505	33,538	0.65	0.35 to 1.25	30.33	to	31.51
2018	5,805	4.291278	to	4.939933	28,248	0.49	0.35 to 1.25	(3.55)	to	(2.68)
Large Cap Core Stock Division
2022	2,075	$2.564969	to	$6.656607	$7,155	0.81%	0.35% to 1.25%	(19.89)%	to	(19.16)%
2021	2,858	3.177787	to	8.238890	12,229	0.79	0.35 to 1.25	23.55	to	24.66
2020	2,968	2.552890	to	6.612251	10,383	1.23	0.35 to 1.25	21.21	to	22.31
2019	3,500	2.090360	to	5.408905	10,100	1.24	0.35 to 1.25	29.56	to	30.73
2018	3,164	1.601352	to	4.146023	7,407	1.52	0.35 to 1.25	(7.20)	to	(6.37)
Large Cap Blend Division
2022	897	$1.963739	to	$2.260679	$1,939	0.66%	0.35% to 1.25%	(14.84)%	to	(14.08)%
2021	654	2.306054	to	2.631043	1,634	0.65	0.35 to 1.25	16.99	to	18.04
2020	564	1.971217	to	2.228920	1,177	5.26	0.35 to 1.25	8.68	to	9.67
2019	585	1.813711	to	2.032451	1,106	1.14	0.35 to 1.25	22.43	to	23.54
2018	577	1.481405	to	1.645237	888	0.77	0.35 to 1.25	(5.20)	to	(4.34)
Index 500 Stock Division
2022	31,598	$3.426023	to	$16.675940	$139,172	1.24%	0.35% to 1.25%	(19.30)%	to	(18.57)%
2021	32,012	4.213552	to	20.560035	174,648	1.22	0.35 to 1.25	26.86	to	28.00
2020	32,340	3.296759	to	16.126492	141,448	1.65	0.35 to 1.25	16.71	to	17.77
2019	33,568	2.803577	to	13.748209	127,120	1.62	0.35 to 1.25	29.55	to	30.72
2018	32,420	2.147933	to	10.559216	97,434	1.65	0.35 to 1.25	(5.76)	to	(4.91)
Large Company Value Division
2022	4,379	$2.059162	to	$2.370702	$10,325	3.17%	0.35% to 1.25%	(1.57)%	to	(0.68)%
2021	4,791	2.092019	to	2.387048	11,395	1.14	0.35 to 1.25	20.41	to	21.49
2020	5,051	1.737445	to	1.964770	9,862	2.16	0.35 to 1.25	1.36	to	2.28
2019	5,225	1.714135	to	1.921039	10,059	2.24	0.35 to 1.25	26.08	to	27.21
2018	5,474	1.359607	to	1.510098	8,309	1.75	0.35 to 1.25	(9.07)	to	(8.25)
Domestic Equity Division
2022	9,605	$3.230972	to	$3.916578	$36,864	1.78%	0.35% to 1.25%	(4.19)%	to	(3.32)%
2021	9,737	3.372163	to	4.051266	38,596	1.83	0.35 to 1.25	21.19	to	22.28
2020	9,875	2.782499	to	3.312992	31,945	2.19	0.35 to 1.25	(0.52)	to	0.38
2019	9,866	2.797166	to	3.300597	31,792	1.83	0.35 to 1.25	19.27	to	20.35
2018	10,066	2.345210	to	2.742575	26,967	1.76	0.35 to 1.25	(4.02)	to	(3.15)
Equity Income Division
2022	8,503	$3.897129	to	$4.650331	$39,307	2.05%	0.35% to 1.25%	(4.42)%	to	(3.56)%
2021	8,552	4.077248	to	4.821858	40,973	2.04	0.35 to 1.25	24.14	to	25.26
2020	9,048	3.284293	to	3.849405	34,641	4.82	0.35 to 1.25	(0.06)	to	0.85
2019	9,232	3.286138	to	3.817039	35,050	2.29	0.35 to 1.25	25.04	to	26.17
2018	10,245	2.627977	to	3.025261	30,769	2.01	0.35 to 1.25	(10.47)	to	(9.67)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
Mid Cap Growth Stock Division
2022	3,631	$2.161291	to	$13.530376	$17,553	0.14%	0.35% to 1.25%	(24.71)%	to	(24.03)%
2021	3,841	2.849321	to	17.881926	25,604	0.15	0.35 to 1.25	8.81	to	9.79
2020	4,101	2.599080	to	16.351983	25,305	0.29	0.35 to 1.25	23.85	to	24.97
2019	4,057	2.082863	to	13.136859	21,094	0.18	0.35 to 1.25	31.36	to	32.55
2018	4,542	1.573756	to	9.950519	18,900	0.13	0.35 to 1.25	(8.53)	to	(7.70)
Index 400 Stock Division
2022	7,142	$5.689587	to	$7.375857	$43,591	1.09%	0.35% to 1.25%	(14.38)%	to	(13.61)%
2021	7,795	6.595867	to	8.542328	55,155	0.91	0.35 to 1.25	22.92	to	24.03
2020	8,261	5.326092	to	6.891049	47,250	1.39	0.35 to 1.25	11.96	to	12.97
2019	7,564	4.721555	to	6.102847	38,436	1.23	0.35 to 1.25	24.32	to	25.44
2018	7,532	3.769499	to	4.867482	30,605	1.13	0.35 to 1.25	(12.43)	to	(11.64)
Mid Cap Value Division
2022	4,000	$4.775155	to	$5.697952	$22,502	1.96%	0.35% to 1.25%	(2.37)%	to	(1.49)%
2021	3,977	4.891257	to	5.784413	22,693	1.15	0.35 to 1.25	21.74	to	22.84
2020	4,037	4.017711	to	4.708921	18,744	1.90	0.35 to 1.25	0.40	to	1.31
2019	3,968	4.001596	to	4.647975	18,145	1.61	0.35 to 1.25	27.60	to	28.75
2018	4,075	3.135936	to	3.609939	14,464	1.59	0.35 to 1.25	(13.93)	to	(13.16)
Small Cap Growth Stock Division
2022	2,518	$3.162581	to	$7.050206	$9,524	0.00%	0.35% to 1.25%	(29.38)%	to	(28.74)%
2021	2,397	4.444675	to	9.898565	13,154	0.02	0.35 to 1.25	2.81	to	3.74
2020	2,409	4.290772	to	9.546381	13,049	0.11	0.35 to 1.25	31.81	to	33.00
2019	2,329	3.230896	to	7.181178	9,964	0.10	0.35 to 1.25	34.01	to	35.22
2018	2,376	2.392969	to	5.313519	7,828	0.00	0.35 to 1.25	(12.80)	to	(12.02)
Index 600 Stock Division
2022	7,053	$2.637754	to	$3.036819	$21,204	0.99%	0.35% to 1.25%	(17.40)%	to	(16.66)%
2021	7,428	3.193533	to	3.643851	26,835	0.76	0.35 to 1.25	24.65	to	25.78
2020	7,739	2.561959	to	2.897115	22,244	1.83	0.35 to 1.25	9.55	to	10.54
2019	6,696	2.338584	to	2.620836	17,405	0.25	0.35 to 1.25	20.92	to	22.01
2018	6,646	1.934012	to	2.148073	14,168	1.38	0.35 to 1.25	(9.91)	to	(9.10)
Small Cap Value Division
2022	2,335	$4.390979	to	$5.322620	$12,154	0.27%	0.35% to 1.25%	(19.54)%	to	(18.82)%
2021	2,283	5.457584	to	6.556463	14,600	0.39	0.35 to 1.25	21.48	to	22.57
2020	2,671	4.492731	to	5.349125	13,929	0.52	0.35 to 1.25	7.93	to	8.90
2019	2,696	4.162762	to	4.911849	12,867	0.47	0.35 to 1.25	24.33	to	25.45
2018	3,000	3.348176	to	3.915385	11,414	0.51	0.35 to 1.25	(13.81)	to	(13.03)
International Growth Division
2022	13,676	$2.325847	to	$2.819373	$38,065	0.57%	0.35% to 1.25%	(24.09)%	to	(23.40)%
2021	13,626	3.063761	to	3.680692	49,515	0.54	0.35 to 1.25	14.48	to	15.51
2020	13,452	2.676266	to	3.186443	42,317	1.62	0.35 to 1.25	16.44	to	17.50
2019	13,436	2.298310	to	2.711910	35,942	1.25	0.35 to 1.25	33.13	to	34.33
2018	13,707	1.726341	to	2.018813	27,291	1.41	0.35 to 1.25	(12.38)	to	(11.59)
Research International Core Division
2022	28,459	$1.227614	to	$1.413453	$40,341	2.16%	0.35% to 1.25%	(18.19)%	to	(17.45)%
2021	26,080	1.500516	to	1.712231	44,852	1.15	0.35 to 1.25	10.68	to	11.68
2020	24,162	1.355712	to	1.533174	37,268	2.14	0.35 to 1.25	12.05	to	13.07
2019	25,255	1.209890	to	1.356007	34,500	1.68	0.35 to 1.25	26.66	to	27.81
2018	23,716	0.955206	to	1.060996	25,399	1.70	0.35 to 1.25	(14.73)	to	(13.97)
(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
International Equity Division
2022	34,108	$1.989081	to	$4.424666	$73,332	2.41%	0.35% to 1.25%	(7.99)%	to	(7.16)%
2021	32,349	2.145601	to	4.784693	75,953	2.34	0.35 to 1.25	3.70	to	4.64
2020	31,481	2.053572	to	4.590852	71,342	3.58	0.35 to 1.25	(3.92)	to	(3.05)
2019	28,187	2.121385	to	4.754268	66,838	2.53	0.35 to 1.25	11.20	to	12.20
2018	28,637	1.893505	to	4.254093	61,488	2.53	0.35 to 1.25	(16.46)	to	(15.70)
Emerging Markets Equity Division
2022	52,711	$0.957001	to	$1.101801	$58,114	1.22%	0.35% to 1.25%	(26.20)%	to	(25.54)%
2021	46,510	1.296801	to	1.479685	68,963	0.51	0.35 to 1.25	(5.74)	to	(4.89)
2020	49,847	1.375728	to	1.555698	77,765	2.28	0.35 to 1.25	25.28	to	26.41
2019	48,782	1.098154	to	1.230663	60,310	1.12	0.35 to 1.25	19.10	to	20.18
2018	48,845	0.922016	to	1.024040	50,341	1.34	0.35 to 1.25	(14.83)	to	(14.06)
Government Money Market Division
2022	22,525	$1.276241	to	$3.369718	$31,475	1.41%	0.35% to 1.25%	0.11%	to	1.01%
2021	18,880	1.265345	to	3.349268	27,217	0.00 (2)	0.35 to 1.25	(1.23)	to	(0.34)
2020	18,047	1.271520	to	3.374193	27,260	0.19	0.35 to 1.25	(0.94)	to	(0.04)
2019	16,344	1.273911	to	3.389082	24,248	1.93	0.35 to 1.25	0.67	to	1.58
2018	17,722	1.255967	to	3.349646	25,749	1.53	0.35 to 1.25	0.27	to	1.17
Short-Term Bond Division
2022	37,687	$1.094508	to	$1.260105	$47,312	1.45%	0.35% to 1.25%	(5.70)%	to	(4.85)%
2021	38,684	1.160639	to	1.324314	51,042	1.78	0.35 to 1.25	(1.33)	to	(0.45)
2020	35,382	1.176335	to	1.330259	46,895	2.28	0.35 to 1.25	3.00	to	3.93
2019	31,185	1.142089	to	1.279990	39,862	2.01	0.35 to 1.25	3.09	to	4.02
2018	29,921	1.107847	to	1.230522	36,897	1.56	0.35 to 1.25	0.09	to	1.00
Select Bond Division
2022	50,358	$2.254175	to	$16.409245	$127,173	1.72%	0.35% to 1.25%	(14.40)%	to	(13.63)%
2021	48,669	2.613941	to	19.075279	144,296	2.13	0.35 to 1.25	(2.81)	to	(1.93)
2020	43,320	2.669406	to	19.528401	134,091	2.75	0.35 to 1.25	7.63	to	8.60
2019	44,743	2.461743	to	18.054107	127,879	2.79	0.35 to 1.25	7.30	to	8.27
2018	43,912	2.277116	to	16.741563	117,961	2.28	0.35 to 1.25	(1.45)	to	(0.56)
Long-Term U.S. Government Bond Division
2022	6,531	$1.475610	to	$1.698809	$11,033	1.64%	0.35% to 1.25%	(30.40)%	to	(29.78)%
2021	6,320	2.120232	to	2.419118	15,164	0.91	0.35 to 1.25	(6.55)	to	(5.70)
2020	6,744	2.268738	to	2.565411	17,085	1.47	0.35 to 1.25	15.91	to	16.96
2019	6,219	1.957302	to	2.193413	13,596	2.14	0.35 to 1.25	11.76	to	12.77
2018	6,288	1.751302	to	1.945014	12,204	2.02	0.35 to 1.25	(3.26)	to	(2.39)
Inflation Protection Division
2022	24,721	$1.308004	to	$1.505890	$37,377	3.37%	0.35% to 1.25%	(14.04)%	to	(13.27)%
2021	26,603	1.521651	to	1.736226	46,361	0.96	0.35 to 1.25	5.28	to	6.23
2020	22,005	1.445291	to	1.634367	36,240	1.99	0.35 to 1.25	8.21	to	9.19
2019	21,658	1.335651	to	1.496834	32,729	2.60	0.35 to 1.25	7.67	to	8.64
2018	22,392	1.240557	to	1.377840	31,207	2.04	0.35 to 1.25	(3.82)	to	(2.95)
High Yield Bond Division
2022	12,682	$3.281763	to	$4.905845	$44,154	5.58%	0.35% to 1.25%	(12.43)%	to	(11.64)%
2021	13,082	3.719709	to	5.555060	51,670	5.29	0.35 to 1.25	4.00	to	4.94
2020	12,246	3.549988	to	5.296364	46,264	5.84	0.35 to 1.25	5.32	to	6.27
2019	13,144	3.345591	to	4.986498	46,841	5.50	0.35 to 1.25	13.54	to	14.57
2018	13,353	2.924589	to	4.354710	41,634	5.37	0.35 to 1.25	(3.91)	to	(3.05)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
Multi-Sector Bond Division
2022	51,961	$1.559372	to	$1.795218	$93,326	4.10%	0.35% to 1.25%	(16.44)%	to	(15.69)%
2021	51,209	1.866147	to	2.129210	109,118	2.15	0.35 to 1.25	(1.32)	to	(0.43)
2020	47,239	1.891030	to	2.138307	101,204	4.15	0.35 to 1.25	4.81	to	5.76
2019	50,088	1.804270	to	2.021924	101,563	4.60	0.35 to 1.25	12.63	to	13.64
2018	49,539	1.602009	to	1.779214	88,503	3.12	0.35 to 1.25	(2.53)	to	(1.65)
Balanced Division
2022	4,821	$2.368877	to	$18.583192	$59,223	3.68%	0.35% to 1.25%	(15.20)%	to	(14.44)%
2021	5,772	2.772655	to	21.804755	86,413	2.47	0.35 to 1.25	6.23	to	7.18
2020	6,020	2.590705	to	20.424519	87,357	1.64	0.35 to 1.25	11.09	to	12.10
2019	6,458	2.314618	to	18.293306	83,129	2.31	0.35 to 1.25	16.46	to	17.51
2018	7,160	1.972675	to	15.629511	80,470	2.37	0.35 to 1.25	(4.65)	to	(3.79)
Asset Allocation Division
2022	1,326	$2.375731	to	$2.879844	$3,385	2.88%	0.35% to 1.25%	(15.89)%	to	(15.13)%
2021	1,676	2.824479	to	3.393259	4,954	2.18	0.35 to 1.25	9.08	to	10.06
2020	1,753	2.589358	to	3.082984	4,743	2.36	0.35 to 1.25	12.02	to	13.04
2019	1,760	2.311468	to	2.727455	4,298	2.20	0.35 to 1.25	19.58	to	20.66
2018	1,772	1.932994	to	2.260490	3,614	1.98	0.35 to 1.25	(6.06)	to	(5.21)
Fidelity VIP Mid Cap Division
2022	3,195	$5.901591	to	$7.042196	$22,138	0.53%	0.35% to 1.25%	(15.80)%	to	(15.04)%
2021	3,155	7.008987	to	8.288944	25,705	0.61	0.35 to 1.25	24.04	to	25.16
2020	3,704	5.650379	to	6.622537	24,180	0.62	0.35 to 1.25	16.60	to	17.65
2019	3,852	4.846019	to	5.628887	21,337	0.67	0.35 to 1.25	21.64	to	22.74
2018	4,269	3.983763	to	4.585972	19,278	0.40	0.35 to 1.25	(15.83)	to	(15.07)
Fidelity VIP Contrafund Division
2022	12,500	$2.728684	to	$3.141458	$39,184	0.52%	0.35% to 1.25%	(27.23)%	to	(26.57)%
2021	12,872	3.749539	to	4.278173	54,966	0.06	0.35 to 1.25	26.25	to	27.39
2020	14,621	2.969929	to	3.358390	49,021	0.21	0.35 to 1.25	28.83	to	30.00
2019	16,892	2.305232	to	2.583390	43,557	0.21	0.35 to 1.25	29.65	to	30.82
2018	18,089	1.778089	to	1.974839	35,654	0.44	0.35 to 1.25	(7.80)	to	(6.97)
AMT Sustainable Equity Division
2022	4,645	$2.475672	to	$2.850099	$13,240	0.45%	0.35% to 1.25%	(19.48)%	to	(18.75)%
2021	4,816	3.074461	to	3.507848	16,926	0.39	0.35 to 1.25	21.95	to	23.04
2020	5,003	2.521165	to	2.850867	14,306	0.62	0.35 to 1.25	18.07	to	19.14
2019	5,696	2.135226	to	2.392816	13,678	0.41	0.35 to 1.25	24.32	to	25.44
2018	6,055	1.717474	to	1.907475	11,744	0.49	0.35 to 1.25	(6.89)	to	(6.05)
U.S. Strategic Equity Division
2022	3,666	$2.523328	to	$3.083764	$11,109	0.60%	0.35% to 1.25%	(21.84)%	to	(21.13)%
2021	3,978	3.228324	to	3.912115	15,270	0.57	0.35 to 1.25	18.91	to	19.98
2020	4,735	2.715036	to	3.262377	15,136	0.47	0.35 to 1.25	22.30	to	23.40
2019	5,368	2.220002	to	2.645010	14,010	1.06	0.35 to 1.25	28.65	to	29.81
2018	6,802	1.725623	to	2.038668	13,516	1.15	0.35 to 1.25	(10.76)	to	(9.96)
U.S. Small Cap Equity Division
2022	1,138	$3.314895	to	$4.051264	$3,951	0.19%	0.35% to 1.25%	(17.00)%	to	(16.25)%
2021	1,198	3.993712	to	4.839766	4,989	0.26	0.35 to 1.25	24.23	to	25.35
2020	1,395	3.214751	to	3.862953	4,666	0.05	0.35 to 1.25	11.30	to	12.31
2019	1,456	2.871413	to	3.441420	4,357	0.55	0.35 to 1.25	21.54	to	22.64
2018	1,678	2.344880	to	2.807594	4,104	0.46	0.35 to 1.25	(13.07)	to	(12.28)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
International Developed Markets Division
2022	9,529	$1.674566	to	$2.143004	$17,462	0.00%	0.35% to 1.25%	(14.12)%	to	(13.35)%
2021	9,701	1.935408	to	2.474369	20,546	2.56	0.35 to 1.25	11.26	to	12.26
2020	10,856	1.726590	to	2.205243	20,500	1.23	0.35 to 1.25	3.77	to	4.71
2019	10,661	1.651451	to	2.107181	19,330	2.53	0.35 to 1.25	18.24	to	19.30
2018	12,028	1.386320	to	1.767145	18,296	1.69	0.35 to 1.25	(15.93)	to	(15.17)
Strategic Bond Division
2022	30,609	$1.830967	to	$2.237591	$67,826	2.44%	0.35% to 1.25%	(15.34)%	to	(14.58)%
2021	30,423	2.162708	to	2.620755	78,972	0.90	0.35 to 1.25	(3.04)	to	(2.16)
2020	28,423	2.230428	to	2.680033	75,500	1.83	0.35 to 1.25	7.09	to	8.05
2019	30,654	2.082855	to	2.481567	75,399	2.75	0.35 to 1.25	7.84	to	8.81
2018	32,129	1.931442	to	2.281768	72,748	2.12	0.35 to 1.25	(2.04)	to	(1.16)
Global Real Estate Securities Division
2022	9,765	$3.886061	to	$4.919870	$45,323	1.26%	0.35% to 1.25%	(27.68)%	to	(27.02)%
2021	9,794	5.373126	to	6.751832	62,306	4.87	0.35 to 1.25	25.62	to	26.75
2020	9,698	4.277349	to	5.334855	48,700	1.52	0.35 to 1.25	(6.36)	to	(5.51)
2019	9,259	4.567716	to	5.654394	49,229	5.02	0.35 to 1.25	20.13	to	21.22
2018	9,704	3.802249	to	4.671736	42,552	4.50	0.35 to 1.25	(6.90)	to	(6.06)
LifePoints Moderate Strategy Division
2022	833	$1.414783	to	$1.628787	$1,267	1.68%	0.35% to 1.25%	(16.70)%	to	(15.95)%
2021	1,377	1.698371	to	1.937804	2,443	4.21	0.35 to 1.25	6.89	to	7.85
2020	1,563	1.588894	to	1.796695	2,579	2.03	0.35 to 1.25	5.08	to	6.03
2019	1,517	1.512123	to	1.694566	2,379	1.22	0.35 to 1.25	11.15	to	12.15
2018	1,549	1.360492	to	1.511015	2,182	4.37	0.35 to 1.25	(6.10)	to	(5.26)
LifePoints Balanced Strategy Division
2022	439	$1.502842	to	$1.730220	$708	1.58%	0.35% to 1.25%	(17.39)%	to	(16.64)%
2021	735	1.819166	to	2.075714	1,403	4.69	0.35 to 1.25	11.64	to	12.64
2020	1,057	1.629523	to	1.842719	1,803	2.15	0.35 to 1.25	6.31	to	7.27
2019	1,106	1.532773	to	1.717774	1,775	1.56	0.35 to 1.25	15.01	to	16.04
2018	1,283	1.332766	to	1.480278	1,788	5.31	0.35 to 1.25	(7.95)	to	(7.12)
LifePoints Growth Strategy Division
2022	188	$1.526760	to	$1.757763	$300	1.29%	0.35% to 1.25%	(18.23)%	to	(17.49)%
2021	200	1.867142	to	2.130455	390	4.59	0.35 to 1.25	15.99	to	17.03
2020	224	1.609785	to	1.820383	371	1.62	0.35 to 1.25	8.38	to	9.36
2019	496	1.485265	to	1.664527	779	0.60	0.35 to 1.25	16.60	to	17.65
2018	852	1.273823	to	1.414812	1,133	4.74	0.35 to 1.25	(9.19)	to	(8.37)
LifePoints Equity Growth Strategy Division
2022	39	$1.450150	to	$1.669590	$58	1.06%	0.35% to 1.25%	(18.70)%	to	(17.97)%
2021	50	1.783706	to	2.035276	90	5.51	0.35 to 1.25	18.13	to	19.19
2020	45	1.509990	to	1.707568	69	2.07	0.35 to 1.25	6.91	to	7.88
2019	71	1.412370	to	1.582862	101	0.23	0.35 to 1.25	18.60	to	19.67
2018	69	1.190878	to	1.322719	83	4.44	0.35 to 1.25	(10.58)	to	(9.77)
Credit Suisse Trust Commodity Return Strategy Division
2022	7,370	$6.019683	to	$6.685526	$49,594	16.58%	0.35% to 1.25%	14.90%	to	15.94%
2021	9,187	5.238853	to	5.766476	53,280	5.23	0.35 to 1.25	26.90	to	28.04
2020	8,690	4.128458	to	4.503663	39,413	5.59	0.35 to 1.25	(2.71)	to	(1.83)
2019	8,141	4.243255	to	4.587388	37,694	0.88	0.35 to 1.25	5.37	to	6.32
2018	8,394	4.027153	to	4.314833	36,585	2.49	0.35 to 1.25	(12.75)	to	(11.97)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2022 and 2021 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 833 E. Michigan, Milwaukee, WI 53202

T: (414) 212 1600, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Milwaukee, Wisconsin

February 15, 2023

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2022	2021

Assets:
Bonds	$187,268	$179,121
Mortgage loans	51,798	47,844
Policy loans	17,653	17,208
Common and preferred stocks	2,539	4,242
Real estate	2,906	3,113
Other investments	30,108	29,184
Cash and short-term investments	4,476	3,786

Total investments	296,748	284,498

Due and accrued investment income	2,262	2,042
Net deferred tax assets	2,109	1,569
Deferred premium and other assets	4,990	4,162
Separate account assets	34,281	42,383

Total assets	$340,390	$334,654

Liabilities and surplus:
Policy benefit reserves	$242,443	$230,034
Deposit funds	10,987	8,303
Policyowner dividends payable	6,820	6,505
Interest maintenance reserve	(212)	3,162
Asset valuation reserve	7,176	7,733
Other liabilities	9,010	7,251
Separate account liabilities	34,281	42,383

Total liabilities	310,505	305,371

Surplus:
Surplus notes	4,480	4,475
Unassigned surplus	25,405	24,808

Total surplus	29,885	29,283

Total liabilities and surplus	$340,390	$334,654

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2022	2021	2020

Revenue:
Premiums	$22,288	$22,771	$19,323
Net investment income	11,768	10,447	11,078
Other income	840	814	723

Total revenue	34,896	34,032	31,124

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	11,707	12,022	11,736
Net additions to policy benefit reserves	12,224	12,736	9,527
Net transfers from separate accounts	(490)	(805)	(680)

Total benefits	23,441	23,953	20,583

Commissions and operating expenses	4,158	4,048	3,502

Total benefits and expenses	27,599	28,001	24,085

Gain from operations before dividends and taxes	7,297	6,031	7,039

Policyowner dividends	6,833	6,522	6,235

Gain (loss) from operations before taxes	464	(491)	804
Income tax (benefit) expense	(160)	(1,166)	277

Net gain from operations	624	675	527
Net realized capital gains (losses)	288	303	(102)

Net income	$912	$978	$425

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2022	2021	2020

Beginning of year balance	$29,283	$24,957	$24,216

Net income	912	978	425

Change in net unrealized capital gains and losses	(1,549)	3,489	799

Change in net deferred tax assets	470	(476)	807

Change in nonadmitted assets	(71)	(579)	228

Change in asset valuation reserve	557	(371)	(1,159)

Change in surplus notes	5	902	5

Other surplus changes	278	383	(364)

Net increase in surplus	602	4,326	741

End of year balance	$29,885	$29,283	$24,957

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2022	2021	2020

Cash flows from operating activities:
Premiums and other income received	$16,296	$17,146	$13,808
Investment income received	10,911	10,345	10,036
Benefit and dividend payments to policyowners and beneficiaries	(10,703)	(10,983)	(10,537)
Net transfers from separate accounts	446	771	664
Commissions, expenses and taxes paid	(3,768)	(3,542)	(3,809)

Net cash provided by operating activities	13,182	13,737	10,162

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	40,363	53,499	60,747
Mortgage loans	3,368	2,868	3,301
Common and preferred stocks	2,241	2,741	4,046
Real estate	67	298	468
Other investments	4,536	4,213	3,063

Subtotal proceeds from investments	50,575	63,619	71,625

Cost of investments acquired:
Bonds	(51,983)	(65,845)	(64,976)
Mortgage loans	(6,679)	(9,259)	(5,008)
Common and preferred stocks	(1,013)	(1,083)	(4,075)
Real estate	(27)	(247)	(478)
Other investments	(6,202)	(4,303)	(7,537)

Subtotal cost of investments acquired	(65,904)	(80,737)	(82,074)

Net (outflows) inflows of policy loans	(152)	746	492

Net cash applied to investing activities	(15,481)	(16,372)	(9,957)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	897	-
Net inflows on deposit-type contracts	2,239	2,877	724
Other cash applied	750	(592)	(98)

Net cash provided by financing and miscellaneous sources	2,989	3,182	626

Net increase in cash and short-term investments	690	547	831

Cash and short-term investments, beginning of year	3,786	3,239	2,408

Cash and short-term investments, end of year	$4,476	$3,786	$3,239

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2022	2021	2020

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$6,277	$6,011	$5,779
Capitalized interest and payment in-kind investment income	835	848	895
Other policyowner contract activity	345	299	268
Employee benefit and compensation plan expenses	178	80	100

Investing:
Bond refinancings and exchanges	2,257	3,065	3,652
Mortgage loan refinancings and transfers	1,343	573	520
Net asset transfers with affiliated entities	1,088	94	434
Net policy loan activity	316	335	285
Net premium loan activity	115	131	113
Common stock exchanges	9	4	22
Other invested asset exchanges	6	113	163
Real estate exchange	-	27	-

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	444	567	556
Surplus note exchange	5	5	5

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Commissioner of Insurance of the State of Wisconsin that allows for the admissibility of a net negative interest maintenance reserve (IMR) balance. This permitted practice is effective December 31, 2022 until further notice and is subject to certain conditions, which have been met by the Company. If the Company’s negative IMR were to be disallowed, the IMR liability would increase by $212 million and statutory surplus would decrease by $212 million as of December 31, 2022. Net income would not be impacted by the permitted practice for the year ended December 31, 2022. The Company’s net income and statutory surplus were not impacted by the permitted practice as of and for the years ended December 31, 2021 and 2020.

As of December 31, 2022, if the Company had not used the above permitted practice that differs from NAIC SAP a risk based capital regulatory event would not have been triggered. The impact on net income and surplus is shown in the following table.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

For the year ended December 31,
2022
(in millions)
Net Income, Wisconsin State Basis	$912

State Permitted Practices:
Allowance of net negative IMR	-

Net Income, NAIC SAP	$912

December 31,
2022
(in millions)
Statutory Surplus, Wisconsin State Basis	$29,885

State Permitted Practices:
Allowance of net negative IMR	(212)

Statutory Surplus, NAIC SAP	$29,673

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner when applying for their policy or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

Cash and Short-term Investments

Short-term investments include securities that have maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice for IMR.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

12

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $28 million and $34 million at December 31, 2022 and 2021, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $78 million and $60 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $469 million and $423 million at December 31, 2022 and 2021, respectively. Depreciation expense for IT equipment and software totaled $179 million, $160 million and $153 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $116 million and $132 million at December 31, 2022 and 2021, respectively. Depreciation expense for furniture, fixtures and equipment totaled $18 million, $17 million and $14 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities, and other investments denominated in foreign currencies. Investments denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold, determined to be other-than-temporarily impaired or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Accounting Pronouncement Adopted

During 2021, the Company adopted revisions to Statement of Statutory Accounting Principles (SSAP) 26R - Bonds. These revisions require the Company to account for the difference of proceeds received and par on bond tenders as prepayment fees which are reported in net investment income on the statutory statements of operations. Previously, the Company treated bond tenders as sales, reporting the difference between proceeds and par as realized capital gains (losses) on the statutory statements of operations and subject to deferral to the IMR. The Company adopted the revisions to SSAP 26R prospectively as of January 1, 2021 resulting in $2 million and $218 million of tenders being included in net investment income on the statutory statements of operations for the years ended December 31, 2022 and 2021, respectively.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2022 through February 15, 2023, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2022 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount, including estimates

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2022 and 2021, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2022	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$5,027	$37	$(400)	$4,664
States, territories and possessions	1,131	10	(95)	1,046
Special revenue and assessments	17,951	51	(2,467)	15,535
All foreign governments	2,465	6	(318)	2,153
Hybrid securities	436	4	(32)	408
SVO-identified funds	-	-	-	-
Industrial and miscellaneous	160,258	439	(18,389)	142,308

Total bonds	$187,268	$547	$(21,701)	$166,114

December 31, 2021	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$5,357	$115	$(63)	$5,409
States, territories and possessions	757	118	(2)	873
Special revenue and assessments	17,829	687	(160)	18,356
All foreign governments	5,135	262	(47)	5,350
Hybrid securities	591	45	(1)	635
SVO-identified funds	199	—	—	199
Industrial and miscellaneous	149,253	8,844	(658)	157,439

Total bonds	$179,121	$10,071	$(931)	$188,261

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Statement value of bonds by SVO designation category at December 31, 2022 and 2021 was as follows:

December 31, 2022	SVO Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$5,027	$-	$-	$-	$-	$-	$5,027

States, territories and possessions	936	195	-	-	-	-	1,131

Special revenue and assessments	17,843	83	25	-	-	-	17,951

All foreign governments	964	1,473	21	7	-	-	2,465

Hybrid securities	-	342	94	-	-	-	436

SVO-identified funds	-	-	-	-	-	-	-

Industrial and miscellaneous	81,328	65,656	5,740	4,485	2,890	159	160,258

Total bonds	$106,098	$67,749	$5,880	$4,492	$2,890	$159	$187,268

December 31, 2021	SVO Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$5,357	$-	$-	$-	$-	$-	$5,357

States, territories and possessions	609	148	-	-	-	-	757

Special revenue and assessments	17,615	186	28	-	-	-	17,829

All foreign governments	1,662	3,266	162	37	8	-	5,135

Hybrid securities	-	432	146	13	-	-	591

SVO-identified funds	-	199	-	-	-	-	199

Industrial and miscellaneous	69,951	64,509	7,183	4,770	2,658	182	149,253

Total bonds	$95,194	$68,740	$7,519	$4,820	$2,666	$182	$179,121

Based on statement value, 93% and 92% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the SVO) at December 31, 2022 and 2021, respectively.

Statement value and fair value of structured securities at December 31, 2022 and 2021, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2022	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)			(in millions)	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,176	$12,270	$-	$-	$14,176	$12,270
Other prime	209	192	-	-	209	192
Other below-prime	1,578	1,432	2	2	1,580	1,434
Commercial mortgage-backed:
U.S. Government agencies	72	65	-	-	72	65
Conduit	5,672	5,185	26	20	5,698	5,205
Other asset-backed	16,905	16,035	137	115	17,042	16,150

Total structured securities	$38,612	$35,179	$165	$137	$38,777	$35,316

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

December 31, 2021	Investment Grade		Below Investment Grade			Total
	Statement Value	Fair Value	Statement Value		Fair Value	Statement Value	Fair Value

	(in millions)			(in millions)		(in millions)
Residential mortgage-backed:
U.S. Government agencies	$15,221	$15,411	$—		$—	$15,221	$15,411
Other prime	660	663	—		—	660	663
Other below-prime	888	885	1		1	889	886
Commercial mortgage-backed:
U.S. Government agencies	78	80	—		—	78	80
Conduit	5,050	5,109	—		—	5,050	5,109
Other asset-backed	13,724	13,873	14		15	13,738	13,888

Total structured securities	$35,621	$36,021	$15		$16	$35,636	$36,037

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2022 and 2021. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2022 and 2021.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2022 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$7,642	$7,630

Due after one year through five years	42,236	40,003

Due after five years through ten years	53,839	48,141

Due after ten years	87,485	74,274

Total	$191,202	$170,048

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $161 million and $199 million at December 31, 2022 and 2021, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2022 and 2021 was as follows:

December 31, 2022	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$8,483	$2,844	$5,752	$10,336	$-	$27,415

Office	3,187	579	1,019	3,540	-	8,325

Retail	1,896	495	1,232	1,505	-	5,128

Warehouse/Industrial	2,044	1,125	420	2,582	147	6,318

Manufactured housing	286	309	1,652	1,595	204	4,046

Other	174	211	27	154	-	566

Total	$16,070	$5,563	$10,102	$19,712	$351	$51,798

December 31, 2021	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$8,006	$2,577	$4,649	$9,388	$-	$24,620

Office	3,185	790	1,100	3,519	-	8,594

Retail	2,237	506	1,472	1,851	-	6,066

Warehouse/Industrial	1,635	688	412	1,871	171	4,777

Manufactured housing	277	313	1,288	1,325	218	3,421

Other	120	60	28	158	-	366

Total	$15,460	$4,934	$8,949	$18,112	$389	$47,844

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.9 billion and $3.2 billion at December 31, 2022 and 2021, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2022 and 2021 is summarized below.

For mortgage loans originated or refinanced during:	2022	2021

Minimum interest rate	2.37%	1.50%

Maximum interest rate	7.38%	7.15%

Weighted-average LTV	54%	56%

Maximum LTV	69%	74%

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2022 and 2021, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 53% and 52%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2022 and 2021 was as follows:

December 31, 2022	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$10,631	$15,340	$1,408	$36	$27,415

Office	3,549	3,606	805	365	8,325

Retail	1,476	2,686	627	339	5,128

Warehouse/Industrial	2,631	3,664	23	-	6,318

Manufactured housing	2,466	1,580	-	-	4,046

Other	325	176	-	65	566

Total	$21,078	$27,052	$2,863	$805	$51,798

December 31, 2021	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$7,766	$16,240	$614	$-	$24,620

Office	4,816	3,453	325	-	8,594

Retail	1,750	3,655	416	245	6,066

Warehouse/Industrial	2,154	2,623	-	-	4,777

Manufactured housing	1,240	2,166	15	-	3,421

Other	111	189	-	66	366

Total	$17,837	$28,326	$1,370	$311	$47,844

The aggregate statement value of mortgage loans with LTV in excess of 100% was $272 million at December 31, 2022. At December 31, 2021, the Company had no mortgage loans with an LTV ratio in excess of 100%.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2022, 2021 and 2020,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

respectively. The Company had no mortgage loans at either of December 31, 2022 or December 31, 2021 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2022 or 2021. The Company had one mortgage loan that went into default during 2022 and is in the process of foreclosure at December 31, 2022 while all loans were performing during 2021. The Company recognized other-than-temporary impairment losses on mortgage loans of $25 million and $0 for the years ended December 31, 2022 and 2021, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,361 million and $4,067 million included in the statutory statements of financial position at December 31, 2022 and 2021, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the SVO are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2022 and 2021, the statutory statements of financial position included $178 million and $175 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2022 and 2021 was as follows:

December 31, 2022	East	Midwest	South	West	Total

	(in millions)

Apartment	$308	$172	$275	$745	$1,500

Office	208	558	50	-	816

Warehouse/Industrial	254	-	-	203	457

Other	16	15	102	-	133

Total	$786	$745	$427	$948	$2,906

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

December 31, 2021	East	Midwest	South	West	Total

	(in millions)

Apartment	$315	$180	$283	$810	$1,588

Office	211	672	52	-	935

Warehouse/Industrial	257	-	-	202	459

Other	16	10	105	-	131

Total	$799	$862	$440	$1,012	$3,113

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $558 million and $672 million at December 31, 2022 and 2021, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)

Securities partnerships and LLCs	$12,075	$11,112

Bonds	4,470	4,748

Real estate JVs, partnerships and LLCs	3,453	3,989

Common and preferred stocks	3,384	3,083

Derivative instruments	1,680	629

Wholly owned real estate	1,070	1,171

COLI	1,037	1,248

Cash and short-term investments	795	1,964

Structured settlements	749	770

Low income housing tax credit properties	721	702

Other net assets (liabilities)	674	(232)

Total	$30,108	$29,184

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years of unexpired credits at December 31, 2022 and 2021, respectively. The required holding period for tax credit properties is 15

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

years. The amount of tax credits and other tax benefits recognized during 2022 and 2021 were $161 million and $150 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2022 and 2021, the value of wholly-owned SCA investments were as follows:

	December 31, 2022			December 31, 2021

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value

		(in millions)			(in millions)

NM Wealth Management Company	$252	$-	$252	$275	$-	$275

Total common stock SCAs [1]	252	-	252	275	-	275

NML Securities Holdings, LLC	13,299	-	13,299	13,533	-	13,533

NML Real Estate Holdings, LLC	2,145	-	2,145	2,814	-	2,814

NM Investment Holdings, LLC	1,335	-	1,335	1,383	-	1,383

QOZ Holding Company, LLC	389	-	389	234	1	233

NM Investment Services, LLC	170	-	170	151	-	151

NM Investment Management Company, LLC	130	130	-	64	64	-

NM Pebble Valley, LLC	90	-	90	224	-	224

Mason Street Advisors, LLC	79	79	-	45	45	-

Wysh Holdings, LLC	68	3	65	15	3	12

NM GP Holdings, LLC	67	15	52	64	7	57

Lake Emily Holdings, LLC	64	-	64	-	-	-

NM-SAS, LLC	9	6	3	11	7	4

GRO-SUB, LLC	2	2	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NMU Holdings, LLC	-	-	-	-	-	-

GRO, LLC	-	-	-	-	-	-

Total other investment SCAs [2]	17,848	236	17,612	18,543	132	18,411

Total investments in SCAs	$18,100	$236	$17,864	$18,818	$132	$18,686

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2022. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Net Investment Income

The sources of net investment income for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,

	2022	2021	2020

		(in millions)

Bonds	$6,566	$6,286	$6,154

Mortgage loans	1,899	1,829	1,717

Common and preferred stocks	183	194	188

Real estate	310	279	279

Other investments	2,351	1,200	2,122

Policy loans	1,143	1,148	1,180

Amortization of IMR	292	422	255

Gross investment income	12,744	11,358	11,895

Less: investment expenses	976	911	817

Net investment income	$11,768	$10,447	$11,078

For the years ended December 31, 2022, 2021 and 2020 bond investment income included $51 million, $392 million and $82 million of prepayment fees, respectively, generated as a result of 175, 321 and 127 securities, respectively, tendered or otherwise redeemed as a result of a callable feature.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2022			December 31, 2021			December 31, 2020

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

		(in millions)			(in millions)			(in millions)

Bonds	$241	$(3,614)	$(3,373)	$1,637	$(395)	$1,242	$2,724	$(861)	$1,863
Mortgage loans	-	(28)	(28)	-	(2)	(2)	-	(22)	(22)
Common and preferred stocks	395	(112)	283	494	(39)	455	461	(643)	(182)
Real estate	23	(99)	(76)	153	(42)	111	253	-	253
Other investments	2,154	(2,403)	(249)	1,506	(1,220)	286	1,350	(1,302)	48

Subtotal	$2,813	$(6,256)	(3,443)	$3,790	$(1,698)	2,092	$4,788	$(2,828)	1,960

Less: IMR net gains (losses) before taxes			(3,902)			1,556			2,064
Less: Capital gains tax expense (benefit)			171			233			(2)

Net realized capital gains (losses)			$288			$303			$(102)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $28 billion, $36 billion, and $48 billion for the years ended December 31, 2022, 2021 and 2020, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,
	2022	2021	2020
Bonds, common and preferred stocks:		(in millions)

Structured securities	$-	$-	$-
Foreign government	-	-	(34)
Consumer discretionary	(66)	(44)	(51)
Industrials	(40)	(20)	(42)
Energy	(3)	-	(59)
Other	(15)	-	(13)

Subtotal	(124)	(64)	(199)

Mortgage loans	(25)	-	(15)
Real estate	(99)	(39)	-

Other investments:
Securities partnerships	-	(2)	(6)
Energy and transportation	-	(6)	-

Subtotal	-	(8)	(6)

Total	$(248)	$(111)	$(220)

In addition to the realized capital losses above, $11 million, $61 million and $37 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2022, 2021 and 2020, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

Changes in net unrealized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,

	2022	2021	2020

	(in millions)

Bonds	$(1,016)	$(470)	$606

Mortgage loans	(20)	(10)	33

Common and preferred stocks	(728)	260	520

Other investments	81	3,969	(251)

Subtotal	(1,683)	3,749	908

Change in deferred taxes	134	(260)	(109)

Change in net unrealized capital gains and losses	$(1,549)	$3,489	$799

Changes in net unrealized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 included the reversal of previously unrealized capital gains of $(1,461) million, $(236) million and $(1,428) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2022 and 2021 were as follows:

	December 31, 2022

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$88,076	$78,708	$(9,368)	$50,675	$40,648	$(10,027)

Structured Securities	21,529	20,241	(1,288)	15,104	12,900	(2,204)

Common and preferred stocks	601	524	(77)	37	26	(11)

Total	$110,206	$99,473	$(10,733)	$65,816	$53,574	$(12,242)

	December 31, 2021

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$29,396	$28,791	$(605)	$7,072	$6,693	$(379)

Structured Securities	15,343	15,167	(176)	1,613	1,560	(53)

Common and preferred stocks	188	169	(19)	62	49	(13)

Total	$44,927	$44,127	$(800)	$8,747	$8,302	$(445)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities

26

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

for reporting purposes. At December 31, 2022 and 2021, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2022			2021

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Bonds	94	$2,123	$1,820	72	$1,613	$1,641
Preferred stock	2	13	13	28		8
Loan-backed and structured securities	1	—	—	1	—	—

Total	$97	$2,136	$1,833	75	$1,621	$1,649

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2022 and 2021:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2022	$1,277	$1,243

June 30, 2022	$2,032	$2,032

September 30, 2022	$2,352	$2,300

December 31, 2022	$2,316	$2,295

March 31, 2021	$1,315	$1,287

June 30, 2021	$1,295	$1,292

September 30, 2021	$1,300	$1,280

December 31, 2021	$1,281	$1,277

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

During 2022 and 2021, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

	(in millions)
March 31, 2022	$1,311	$1,273	$1,243
June 30, 2022	$2,080	$2,073	$2,032
September 30, 2022	$2,406	$2,340	$2,300
December 31, 2022	$2,372	$2,336	$2,295
March 31, 2021	$1,350	$1,317	$1,287
June 30, 2021	$1,329	$1,318	$1,292
September 30, 2021	$1,334	$1,311	$1,280
December 31, 2021	$1,316	$1,302	$1,277

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2022 and 2021 was as follows:

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)		(in millions)
30 days or less	$420	$420	$259	$259
31-60 days	345	345	204	204
61-90 days	372	372	70	70
91-120 days	27	27	26	26
121-180 days	23	22	13	13
181-365 days	391	390	134	134
1-2 years	251	250	330	331
2-3 years	223	223	155	155
Over 3 years	245	240	91	91

Total	$2,297	$2,289	$1,282	$1,283

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

At December 31, 2022 and 2021, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2022 and 2021, summarized by type of restriction, was as follows:

	December 31,
	2022	2021

	(in millions)
Loaned securities - repurchase agreements	$2,295	$1,277
Federal Home Loan Bank of Chicago pledged collateral	4,681	3,705
Derivative transactions	504	121
Federal Home Loan Bank of Chicago stock	121	92
Securities on deposit with states	3	3

Total restricted assets	$7,604	$5,198

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$2,295	$2,336	$1,277	$1,302
Derivative collateral	2,141	2,141	898	898
Mortgage loan escrow	101	101	103	103
Real estate escrow and security deposits	4	4	4	4

Total collateral assets	$4,541	$4,582	$2,282	$2,307

The company had not received any derivative collateral related to the separate accounts at December 31, 2022 or 2021. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)
Bonds:
General Account	$108	$36
Separate Accounts	-	-

Total bond collateral	$108	$36

Cash:
General Account	$2,141	$898
Separate Accounts	-	-

Total cash collateral	$2,141	$898

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The fair value of collateral posted by the Company at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)
Bonds posted for derivative support agreements:
General Account	$69	$39
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	221	41
Separate Accounts	15	17

Total bond collateral	$307	$99

Cash posted for derivative support agreements:
General Account	$187	$13
Separate Accounts	2	1
Cash posted for futures agreements:
General Account	-	4
Separate Accounts	8	4

Total cash collateral	$197	$22

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $411 million and $187 million for the years ended December 31, 2022 and 2021, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $139 million and $38 million for the years ended December 31, 2022 and 2021, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 15 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2022 and 2021 were as follows:

	December 31, 2022

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$300	$1	$-	$1	$-

Interest rate swaps	1,947	-	-	-	(162)

Foreign exchange contracts:

Foreign currency swaps	13,623	1,199	(46)	1,862	(58)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	51	-	51	-

Interest rate floors	1,806	21	(3)	21	(3)

Interest rate swaps	4,666	151	(162)	151	(162)

Swaptions	4,635	242	-	242	-

Fixed income futures	10,369	-	-	-	-

Fixed income forwards	469	1	(7)	1	(7)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	144	14	(1)	14	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	1	-

Total derivatives		$1,680	$(219)	$2,344	$(393)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$400	$1	$-	$14	$-

Interest rate swaps	1,204	-	-	5	(24)

Foreign exchange contracts:

Foreign currency swaps	12,492	412	(287)	788	(147)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,596	15	-	15	-

Interest rate floors	200	28	-	28	-

Interest rate swaps	2,243	20	(16)	20	(16)

Swaptions	4,471	90	-	90	-

Fixed income futures	9,534	-	-	-	-

Fixed income forwards	1,750	2	-	2	-

Foreign exchange contracts:

Foreign currency forwards	1,422	49	(4)	49	(4)

Foreign currency swaps	148	12	(4)	12	(4)

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	-	-

Total derivatives		$629	$(311)	$1,023	$(195)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Credit contracts:

Purchased credit default swaps	-	-	-

Warrants	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$1,064	$(625)	$171

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2021
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$11

Interest rate swaps	-	-	5

Foreign exchange contracts:

Foreign currency swaps	467	4	153

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	12	-	(2)

Interest rate floors	(7)	-	2

Interest rate swaps	(4)	1	3

Swaptions	27	-	(9)

Fixed income futures	(44)	273	-

Fixed income forwards	(12)	(5)	-

Foreign exchange contracts:

Foreign currency forwards	58	13	-

Foreign currency swaps	5	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Warrants	(2)	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$500	$286	$165

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2020
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$15

Interest rate swaps	-	-	1

Foreign exchange contracts:

Foreign currency swaps	(641)	29	158

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(1)

Interest rate floors	9	27	-

Interest rate swaps	6	-	1

Swaptions	(3)	-	(9)

Fixed income futures	12	(121)	-

Fixed income forwards	13	23	-

Foreign exchange contracts:

Foreign currency forwards	2	(83)	-

Foreign currency swaps	(1)	-	2

Credit contracts:

Purchased credit default swaps	-	(1)	-

Warrants	(40)	117	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	5	-

Equity contracts:

Equity total return swaps	-	52	-

Total derivatives	$(643)	$48	$167

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2022, 2021 and 2020.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021

	(in millions)

Life insurance reserves	$215,691	$205,037

Disability and long-term care active life reserves	7,564	6,728

Disability and long-term care unpaid claims and claim reserves	5,528	5,455

Annuity reserves	13,660	12,814

Total policy benefit reserves	$242,443	$230,034

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2022, the Company had $2.2 trillion of total life insurance in force, including $20 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

At December 31, 2022 and 2021, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

			December 31,
	2022	2021	2022	2021	2022	2021

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$13,692	$11,609	$13,479	$11,366	$13,500	$11,389
Universal life with secondary guarantees	13	14	12	12	34	32
Other permanent cash value life insurance	-	-	185,111	177,829	190,196	182,118
Variable life	-	-	-	-	973	953
Variable universal life	8	6	7	6	43	37
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,192	5,039
Accidental death benefits	-	-	-	-	9	10
Disability - active lives	-	-	-	-	1,064	971
Disability - disabled lives	-	-	-	-	1,563	1,475
Miscellaneous reserves	-	-	-	-	3,051	3,003

Total gross life reserves [1]	13,713	11,629	198,609	189,213	215,625	205,027
Reinsurance ceded	-	-	-	-	1,184	1,203

Total net life insurance	$13,713	$11,629	$198,609	$189,213	$214,441	$203,824

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2022 and 2021, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2022	2021	2022	2021	2022	2021

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$8,399	$10,251	$7,476	$9,350
Variable universal life	1,837	1,817	1,690	1,718	1,654	1,687

Total gross life reserves	$1,837	$1,817	$10,089	$11,969	$9,130	$11,037

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$1,837	$1,817	$10,089	$11,969	$9,130	$11,037

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the table above at December 31, 2022 and 2021.

	December 31,
	2022	2021

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$211,671	$201,186
Accidental death benefits	9	10
Disability - active lives	1,064	971
Disability - disabled lives	1,561	1,473
Miscellaneous reserves	136	184

Subtotal net life insurance	214,441	203,824

From Separate Accounts Annual Statement:
Life insurance	9,130	11,037

Combined Total	$223,571	$214,861

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2022 and 2021 were $11.0 billion and $8.3 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $270 million and $292 million at December 31, 2022 and 2021, respectively. Accounts were credited with interest at annual rates ranging from 0.01% to 3.87% and 0.01% to 3.50% during 2022 and 2021, respectively. The crediting interest rates changed 42 times and 13 times during 2022 and 2021, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested as part of a spread lending strategy. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2022 and 2021, the Company held $121 million and $92 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2022	$4,681	$4,195
December 31, 2021	3,705	3,948

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2022	$4,718	$4,451	$2,188
December 31, 2021	3,711	3,958	1,952

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2022	2021
	(in millions)	(in millions)

Borrowed	$2,698	$2,052

Deposit fund reserves	$2,707	$2,052

Max borrowed during the year	$2,698	$2,052

Borrowing capacity as determined by insurer	$8,000	$8,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $10 billion global Funding Agreement Backed Note (FABN) program. As part of this program, a special purpose entity issues medium term notes (Notes) to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2022 and 2021, the Company had issued and outstanding funding agreements of $4.2 billion and $2.0 billion, respectively.

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2022 and 2021, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2022	2021	2022	2021	2022	2021

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$106	$59	$-	$-	$106	$59
- at book value less surrender charge of 5% or more	67	62	-	-	67	62
- at fair value	-	-	19,556	24,137	19,556	24,137

Total with market value adjustment or at fair value	173	121	19,556	24,137	19,729	24,258
- at book value without adjustment	1,665	1,779	-	-	1,665	1,779
Not subject to discretionary withdrawal	9,723	8,861	248	311	9,971	9,172

Total gross individual annuities	11,561	10,761	19,804	24,448	31,365	35,209
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$11,561	$10,761	$19,804	$24,448	$31,365	$35,209

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$13	$16	$13	$16

Total with market value adjustment or at fair value	-	-	13	16	13	16
Not subject to discretionary withdrawal	2,099	2,053	5,105	6,647	7,204	8,700

Total gross group annuities	2,099	2,053	5,118	6,663	7,217	8,716
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,099	$2,053	$5,118	$6,663	$7,217	$8,716

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$101	$80	$-	$-	$101	$80
- at fair value	-	-	28	36	28	36

Total with market value adjustment or at fair value	101	80	28	36	129	116
- at book value without adjustment	3,719	3,757	-	-	3,719	3,757
Not subject to discretionary withdrawal	7,167	4,466	-	-	7,167	4,466

Total gross deposit-type contracts	10,987	8,303	28	36	11,015	8,339
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$10,987	$8,303	$28	$36	$11,015	$8,339

Total annuity reserves and deposit funds	$24,647	$21,117	$24,950	$31,147	$49,597	$52,264

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $8 million will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2022 and 2021.

	December 31,
	2022	2021

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$11,930	$11,129
Supplementary contracts with life contingencies	1,730	1,685
Deposit-type contracts	10,987	8,303

Subtotal net annuity reserves	24,647	21,117
From Separate Accounts Annual Statement:
Annuities	24,674	30,800
Supplementary contracts	248	311
Other contract deposit funds	28	36

Subtotal net annuity reserves	24,950	31,147

Combined Total	$49,597	$52,264

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2022 and 2021 were as follows:

	For the years ended

	December 31,
	2022	2021

	(in millions)

Balance at January 1	$5,455	$5,342

Incurred related to:
Current year	877	990
Prior years	(8)	(125)

Total incurred	869	865

Paid related to:
Current year	(36)	(33)
Prior years	(760)	(719)

Total paid	(796)	(752)

Balance at December 31	$5,528	$5,455

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2022 and 2021, reserves required as a result of AAT were as follows:

	December 31,
	2022	2021

	(in millions)

Annuities and deposit funds	$45	$250
Life insurance	2	2

Total reserves	$47	$252

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,400 million and $973 million at December 31, 2022 and 2021, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$372	$243	$453	$259
Ordinary renewal	3,281	2,660	3,056	2,397

Total deferred and uncollected premiums	$3,653	$2,903	$3,509	$2,656

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

7.	Separate Accounts

Separate account liabilities at December 31, 2022 and 2021 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2022	2021	2022	2021	2022	2021

	(in millions)

Separate account reserves	$9,130	$11,037	$24,950	$31,147	$34,080	$42,184
Non-policy liabilities					201	199

Total separate account liabilities					$34,281	$42,383

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $10 million and $7 million attributable to GMDB at December 31, 2022 and 2021, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.7 billion for the years ended December 31, 2022 and 2021, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2022	2021	2020

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,670	$1,724	$1,467

Transfers from separate accounts	(2,160)	(2,529)	(2,147)

Net transfers from separate accounts	$(490)	$(805)	$(680)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2022 and 2021 and does not expect to make a contribution to the plans during 2023.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2022 and 2021, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)
Fair value of plan assets at January 1	$6,504	$6,158	$100	$94

Changes in plan assets:

Actual return on plan assets	(1,315)	515	(20)	9

Actual plan benefits paid	(193)	(169)	(4)	(3)

Fair value of plan assets at December 31	$4,996	$6,504	$76	$100

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2022 and 2021 were as follows:

	Target Allocation		Actual Allocation

	2022	2021	2022	2021

Bonds	74%	74%	70%	70%

Equity investments	25%	25%	27%	28%

Other investments	1%	1%	3%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2022 and 2021, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2022 and 2021 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)

Projected benefit obligation at January 1	$7,038	$7,069	$628	$662

Changes in benefit obligation:

Service cost of benefits earned	240	205	8	10

Interest cost on projected obligations	173	141	13	11

Projected gross plan benefits paid	(204)	(197)	(27)	(25)

Experience (gains)/losses	(2,000)	(180)	(165)	(30)

Plan amendments and other	-	-	-	-

Projected benefit obligation at December 31	$5,247	$7,038	$457	$628

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $6.6 billion for the years ended December 31, 2022 and 2021, respectively. Experience (gains)/losses for each of the years ended December 31, 2022 and 2021 primarily reflect the impact of changes in the PBO discount rate.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2022 and 2021 and the net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021
Projected benefit obligation:

Weighted average discount rate	5.00%	2.77%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	4.99%	2.73%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2022	2021	2020	2022	2021	2020
Net periodic benefit cost:
Weighted average discount rate	2.77%	2.44%	3.17%	2.72%	2.37%	3.18%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	5.25%	5.75%	6.25%	5.25%	5.75%	6.25%
Cash balance plan interest crediting rate	3.00%	2.39%	3.14%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2022	2021

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2023	2022

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2022 and 2021.

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)

Fair value of plan assets	$4,996	$6,504	$76	$100

Projected benefit obligation	5,247	7,038	457	628

Funded status	(251)	(534)	(381)	(528)

Nonadmitted asset	(818)	(887)	-	-

Financial statement liability	$(1,069)	$(1,421)	$(381)	$(528)

The PBO for defined benefit plans above included $1,069 million and $1,421 million related to unfunded non-qualified plans at December 31, 2022 and 2021, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 120% and 116% of the projected benefit obligations of these plans at December 31, 2022 and 2021, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2022 and 2021:

	For the year ended December 31, 2022

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(1,215)	$115	$258	$(125)	$173

Amortization from surplus into net periodic benefit cost	34	(25)	(17)	4	(13)

Changes in plan assets and benefit obligations recognized in surplus	318	-	-	141	-

Balance at December 31	$(863)	$90	$241	$20	$160

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2021

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(1,617)	$140	$285	$(168)	$185

Amortization from surplus into net periodic benefit cost	67	(25)	(27)	7	(12)

Changes in plan assets and benefit obligations recognized in surplus	335	-	-	36	-

Balance at December 31	$(1,215)	$115	$258	$(125)	$173

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2022	2021	2020	2022	2021	2020

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$240	$205	$134	$8	$10	$14

Interest cost on projected obligations	173	141	177	13	11	16

Amortization of experience losses	34	67	56	4	7	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(4)

Amortization of initial net asset	(16)	(27)	(14)	-	-	-

Expected return on plan assets	(337)	(349)	(336)	(5)	(5)	(5)

Curtailment	-	-	(1)	-	-	28

Net periodic benefit cost (credit)	$69	$12	$(9)	$8	$11	$53

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2023 through 2032 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2023	$206	$28

2024	234	28

2025	251	27

2026	261	27

2027	271	26

2028-2032	1,493	130

Total	$2,716	$266

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2022, 2021 and 2020, the Company expensed total contributions to these plans of $37 million, $34 million and $57 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2022 and 2021, the Company made additional contributions to the cash balance plan in these years.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60—80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2022 and 2021, the net amount due from NLTC under this agreement was $45 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.7 billion at both December 31, 2022 and 2021. The Company has reinsured all risks disclosed in the statutory financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,
	2022	2021	2020

	(in millions)

Direct premium revenue	$22,500	$22,936	$19,501

Premiums assumed	840	830	800

Premiums ceded	(1,052)	(995)	(978)

Premium revenue	$22,288	$22,771	$19,323

Direct benefit expense	$23,494	$23,975	$20,538

Benefits assumed	771	915	837

Benefits ceded	(824)	(937)	(792)

Total benefits	$23,441	$23,953	$20,583

In addition, the Company received $120 million, $127 million and $133 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2022, 2021 and 2020, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2022, 2021 and 2020, the Company incurred $116 million, $130 million and $127 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2022 and 2021 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance.

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	NM Harrisburg, Inc
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	QOZ Holding Co, LLC and subsidiaries
GRO, LLC and GRO-SUB, LLC	NM Career Distrib. Holdings, LLC and subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM SAS, LLC and subsidiaries
Northwestern Long Term Care Ins. Co	Venture Studio Holdings, LLC and subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Wysh Holdings, LLC
NMU Holdings, LLC & subsidiaries	Lake Emily Holdings, LLC & subsidiaries

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax (benefit) expense in the statutory statements of operations for the years ended December 31, 2022, 2021 and 2020 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2022	2021	2020

	(in millions)
Tax payable on ordinary income	$154	$(914)	$637
Low income housing tax credits	(161)	(150)	(136)
Other tax credits	(133)	(122)	(71)
Change in contingent tax liabilities	(20)	20	(153)

Total current tax expense (benefit)	$(160)	$(1,166)	$277

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(819) million, $327 million and $433 million was included in net IMR deferrals for the years ended December 31, 2022, 2021 and 2020, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense (benefit) of $171 million, $233 million and $(2) million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2022, 2021 and 2020 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2022	2021	2020

	(in millions)

Provision computed at statutory rate	$(626)	$336	$580

Adjustments to the statutory rate:

Subsidiary distributions	(282)	(28)	(283)

Tax credits	(296)	(270)	(207)

Amortization of IMR	(61)	(89)	(53)

Dividends received deduction	(44)	(41)	(31)

Employee benefits	(15)	(22)	(22)

Deferred adjustments	86	110	(29)

Other	(27)	(127)	(50)

Total statutory income tax benefit	$(1,265)	$(131)	$(95)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(160)	$(1,166)	$277

Capital gains tax (benefit) expense, net of IMR transfers	(648)	559	431

Change in net deferred tax assets	(457)	476	(803)

	$(1,265)	$(131)	$(95)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made net income tax payments, including subsidiaries, of $135 million, $295 million and $679 million to the IRS during the years ended December 31, 2022, 2021 and 2020, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2022, 2021 and 2020 that are available for recoupment are $1 million, $1,133 million and $0 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2022 and 2021 contingent liabilities were as follows:

	For the years ended December 31,
	2022	2021

	(in millions)
Balance at January 1	$20	$-
(Reductions) additions for tax positions of prior years	(20)	20

Balance at December 31	$-	$20

Included in contingent tax liabilities at December 31, 2022 and 2021 were no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction may affect the effective tax rate in future periods. As of December 31, 2022 and 2021, the Company had $0 million and $20 million, respectively, of tax positions for which the ultimate deductibility is not certain.

For the years ended December 31, 2022, 2021 and 2020, the Company recognized $0 million, $0 million and $15 million, respectively, of interest-related tax benefit.

The Inflation Reduction Act, which created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. Based upon projected adjusted financial statement income for 2023, the company (or the controlled group of corporations of which the reporting entity is a member) has determined that average “adjusted financial statement income” is above the thresholds for the 2023 tax year such that it does expect to be required to perform the CAMT calculations. The controlled group of corporations of which the company is a member has not determined as of the reporting date if they will be liable for CAMT in 2023. The accompanying statutory financial statements do not include an estimated impact of the CAMT because a reasonable estimate can not be made.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,265	$1,142	$123
Investments	735	239	496
Policy benefit liabilities	1,832	1,747	85
Benefit plan obligations	522	625	(103)
Fixed Assets	20	-	20
Other	131	82	49

Gross deferred tax assets	4,505	3,835	670

Nonadmitted deferred tax assets	50	-	50

Gross admitted deferred tax assets	4,455	3,835	620

Deferred tax liabilities:
Investments	1,526	1,185	341
Other	820	1,081	(261)

Gross deferred tax liabilities	2,346	2,266	80

Net deferred tax assets	$2,109	$1,569	$540

The Company exceeded the minimum RBC level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2022 and 2021.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2022 and 2021 were as follows (in millions):

	December 31, 2022			December 31, 2021				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$3,770	$735	$4,505	$3,596	$239	$3,835	$174	$496	$670
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	3,770	735	4,505	3,596	239	3,835	174	496	670
Deferred tax assets nonadmitted	50	-	50	-	-	-	50	-	50

Subtotal net admitted deferred tax asset	3,720	735	4,455	3,596	239	3,835	124	496	620
Deferred tax liabilities	820	1,526	2,346	1,081	1,185	2,266	(261)	341	80

Net admitted deferred tax asset/ (liability)	$2,900	$(791)	$2,109	$2,515	$(946)	$1,569	$385	$155	$540

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2022			December 31, 2021			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$241	$241	$-	$96	$96	$-	$145	$145
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,778	89	1,867	1,720	-	1,720	$58	$89	$147
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,942	405	2,347	1,876	143	2,019	$66	$262	$328

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,720	$735	$4,455	$3,596	$239	$3,835	$124	$496	$620

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,867			$1,720			$147

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,162			$4,152			$10

Ratio percentage used to determine recovery period and threshold limitation amount			1060%			1048%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$27,748			$27,680

All gross deferred tax liabilities have been recognized at December 31, 2022 and 2021. The Company did not employ tax planning strategies in its valuation allowance assessment at either December 31, 2022 or 2021. At December 31, 2022 and 2021, the percentage of net ordinary deferred tax assets admitted as a result of tax planning strategies was 0% and 0%, respectively.

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $9.3 billion and $9.7 billion at December 31, 2022 and 2021, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2022.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 12 years at December 31, 2022.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2022 and 2021, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2022			December 31, 2021

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation - financial representatives	$47		$-	$59		$1

Guarantees of real estate obligations	445		4	493		5

Guarantees issued on behalf of wholly-owned subsidiaries	78		-	89		-

Guarantees on behalf of field loan support program	71		-	37		-

Total guarantees	$641		$4	$678		$6

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed capital to NLTC of $10 million and $15 million for the years ended December 31, 2022 and 2021, respectively. The Company has contributed a total of $230 million to NLTC through December 31, 2022. The Company reported a payable to NLTC of $59 million at December 31, 2022 and 2021, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and are outstanding at December 31, 2022:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,231	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	231	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,161	49	148	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	55	3.450%	3/30/2051
	Total

		$4,671	$4,480	$200	$1,665

On March 22, 2021 the Company issued surplus notes (“2021 notes”) with a principal balance of $900 million, bearing interest at 3.450% and having a maturity date of March 30, 2051. The 2021 notes were issued at an offering price of 99.652%, receiving net proceeds of $897 million.

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017, 2019, or 2021 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in principal amount of notes at each of December 31, 2022 and 2021.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2022 and 2021 were as follows:

	December 31, 2022

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

	(in millions)
General account investment assets:
Bonds	$187,268	$166,114	$4,588	$145,263	$16,263	$-
Mortgage loans	51,798	46,724	-	-	46,724	-
Common and preferred stocks	2,051	2,041	1,398	110	533	-
Policy loans	17,653	17,653	-	-	17,653	-
Derivative assets	1,680	2,344	-	2,344	-	-
Other invested assets	241	212	-	174	38	-
Cash and short-term investments	4,476	4,476	543	3,933	-	-

Separate account assets	34,281	34,281	30,448	2,640	759	434

General account liabilities:
Investment-type insurance reserves	$12,596	$11,647	$-	$-	$11,647	$-
Liabilities for repurchase agreements	2,294	2,294	-	2,294	-	-
Derivative liabilities	219	393	-	393	-	-
Separate account liabilities	34,281	34,281	30,448	2,640	759	434

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

	(in millions)
General account investment assets:
Bonds	$179,121	$188,261	$5,500	$165,145	$17,616	$-
Mortgage loans	47,844	50,089	-	-	50,089	-
Common and preferred stocks	3,749	3,751	3,062	83	606	-
Policy loans	17,208	17,208	-	-	17,208	-
Derivative assets	629	1,023	-	1,023	-	-
Other invested assets	197	240	-	240	-	-

Cash and short-term investments	3,786	3,786	987	2,799	-	-

Separate account assets	42,383	42,383	37,493	3,642	758	490
General account liabilities:
Investment-type insurance reserves	$9,810	$9,728	$-	$-	$9,728	$-
Liabilities for repurchase agreements	1,277	1,277	-	1,277	-	-
Derivative liabilities	311	195	-	195	-	-

Separate account liabilities	42,383	42,383	37,493	3,642	758	490

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Invested Assets

Other Invested Assets primarily consist of the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2022 and 2021.

	December 31, 2022

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$-	$2	$55	$-	$57
Common and preferred stocks	1,399	-	533	-	1,932
Money market mutual funds	491	-	-	-	491
Other invested assets	-	-	38	-	38
Derivative assets	-	480	-	-	480
Derivative liabilities	-	173	-	-	173

Total general account	$1,890	$655	$626	$-	$3,171

Separate accounts:
Mutual fund investments	$29,170	$-	$-	$-	$29,170
Other benefit plan assets/liabilities	12	20	5	3	40
Pension and postretirement assets:
Bonds	332	2,554	118	-	3,004
Common and preferred stock	772	-	50	431	1,253
Cash and short-term securities	16	63	-	-	79
Other assets/liabilities	146	3	586	-	735

Subtotal pension and postretirement assets	1,266	2,620	754	431	5,071

Total separate accounts	$30,448	$2,640	$759	$434	$34,281

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$199	$4	$115	$-	$318
Common and preferred stocks	3,063	5	606	-	3,674
Money market mutual funds	848	-	-	-	848
Derivative assets	-	216	-	-	216
Derivative liabilities	-	24	-	-	24

Total general account	$4,110	$249	$721	$-	$5,080

Separate accounts:
Mutual fund investments	$35,694	$-	$-	$-	$35,694
Other benefit plan assets/liabilities	51	26	5	3	85
Pension and postretirement assets:
Bonds	459	3,462	109	-	4,030
Common and preferred stock	1,179	1	58	487	1,725
Cash and short-term securities	92	147	-	-	239
Other assets/liabilities	18	6	586	-	610

Subtotal pension and postretirement assets	1,748	3,616	753	487	6,604

Total separate accounts	$37,493	$3,642	$758	$490	$42,383

During 2022 and 2021, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2022 and 2021.

For the year ended December 31, 2022	General account common and preferred stock	General account bonds	General account other invested assets	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$606	$115	$-	$-	$758

Realized gains/(losses)	104	(102)	-	-	74

Unrealized gains/(losses)	(25)	34	(13)	-	(58)

Issuances	-	-	-	-	-

Purchases	45	2	51	-	125

Sales	(196)	(29)	-	-	(148)

Settlements	-	-	-	-	-

Net discount/premium	1	-	-	-	-

Transfers into Level 3	-	35	-	-	10

Transfers out of Level 3	(2)	-	-	-	(2)

Fair value, end of period	$533	$55	$38	$-	$759

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

For the year ended December 31, 2021	General account common and preferred stock	General account bonds	General account other invested assets	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$390	$90	$-	$-	$711

Realized gains/(losses)	52	(26)	-	-	98

Unrealized gains/(losses)	49	10	-	-	123

Issuances	-	-	-	-	-

Purchases	106	7	-	-	158

Sales	(101)	(34)	-	-	(336)

Settlements	-	-	-	-	-

Net discount/premium	4	-	-	-	1

Transfers into Level 3	106	68	-	-	3

Transfers out of Level 3	-	-	-	-	-

Fair value, end of period	$606	$115	$-	$-	$758

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.